UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-00066

American Balanced Fund, Inc.
(Exact Name of Registrant as Specified in Charter)

P.O. Box 7650, One Market, Steuart Tower
San Francisco, California 94120
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (415) 421-9360

Date of fiscal year end: December 31

Date of reporting period: December 31, 2007

Patrick F. Quan
Capital Research and Management Company
P.O. Box 7650, One Market, Steuart Tower
San Francisco, California 94120
(Name and Address of Agent for Service)

Copies to:
Michael Glazer
Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street, 25th Floor
Los Angeles, California 90071
(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders
[logo - American Funds®]

The right choice for the long term®

American Balanced Fund

[photo – rows of trees]

Annual report for the year ended December 31, 2007

American Balanced Fund® seeks conservation of capital, current income and long-term growth of both capital and income by investing in common stocks and fixed-income securities. The fund approaches the management of its investments as if they constituted the complete investment program of the prudent investor.

This fund is one of the 30 American Funds. American Funds is one of the nation’s largest mutual fund families. For more than 75 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity. For current information and month-end results, visit americanfunds.com.

Contents

Letter to shareholders	1
The value of a long-term perspective	2
Feature article
AMBAL’s 75th anniversary: A look back at
the history of the fund and how it seeks to
meet your investment objectives today	4
Summary investment portfolio	10
Financial statements	15
Board of directors and other officers	32
What makes American Funds different?	back cover

Please see pages 2 and 3 for Class A share results with relevant sales charges deducted. Other share class results and important information can be found on page 27.

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect actual expenses, with the waiver applied. Fund results would have been lower without the waiver. Please see the Financial Highlights table on pages 23 and 24 for details.

The fund’s 30-day yield for Class A shares as of January 31, 2008, calculated in accordance with the Securities and Exchange Commission formula, was 2.64% (2.61% without the fee waiver). The fund’s distribution rate for Class A shares as of that date was 2.55%. Both reflect the 5.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

The return of principal for the bond holdings in American Balanced Fund is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings.

American Balanced Fund results*
(yearly returns through December 31)

	Value of	Income	Total
	principal	return	return†

1975 (from July 26)	2.4%	3.2%	5.6%
1976	20.0	6.0	26.0
1977	–4.5	5.2	0.7
1978	0.6	5.6	6.2
1979	1.6	6.0	7.6
1980	7.1	7.3	14.4
1981	–3.5	7.9	4.4
1982	20.8	8.6	29.4
1983	8.4	7.7	16.1
1984	2.2	7.2	9.4
1985	22.3	6.8	29.1
1986	10.9	6.0	16.9
1987	–2.3	6.3	4.0
1988	6.6	6.3	12.9
1989	14.9	6.6	21.5
1990	–7.3	5.7	–1.6
1991	18.6	6.1	24.7
1992	4.4	5.1	9.5
1993	6.3	5.0	11.3
1994	–4.2	4.5	0.3
1995	22.4	4.7	27.1
1996	9.2	4.0	13.2
1997	17.1	3.9	21.0
1998	7.5	3.6	11.1
1999	–0.1	3.6	3.5
2000	12.0	3.9	15.9
2001	4.5	3.7	8.2
2002	–9.0	2.7	–6.3
2003	20.2	2.6	22.8
2004	6.8	2.1	8.9
2005	0.9	2.2	3.1
2006	9.1	2.7	11.8
2007	3.8	2.8	6.6

Average annual total return:			11.8%

*Capital Research and Management Company became the fund’s investment adviser on July 26, 1975.
†Total return measures capital appreciation and income return, assuming reinvestment of dividends and capital gain distributions.

[photo – rows of trees]

Fellow shareholders:

The year just ended was characterized by moderate returns across the board. Stocks, as measured by Standard & Poor’s 500 Composite Index, produced a total return of 5.5%. Investment-grade bonds, as measured by Lehman Brothers U.S. Aggregate Index, posted a total return of 7.0%. American Balanced Fund produced a total return of 6.6%, essentially in line with the 6.5% return of the Lipper Balanced Funds Index. The market indexes are unmanaged.

Stocks were generally strong in the first half of the year, but then became quite volatile. The S&P 500 hit a new all-time high in July and then again in October. However, the S&P 500 slumped in the last quarter and although it ended the year up, it was still about 6% below the October high. Many concerns became manifest as the year developed. Mortgage defaults accelerated, substantial losses on exotic securities developed, the dollar was weak and the price of oil rose. Inflation, as measured by the Consumer Price Index, rose 4.1% for the year, representing the largest annual increase since 1990. The increase in the inflation rate reflected substantial increases in agricultural prices, a weak dollar and an oil price that rose from $61 to $99 during the year.

Rising inflation combined with a slowing economy presented the Federal Reserve with a dilemma in Chairman Bernanke’s second year at the helm. The Fed responded in September by beginning to cut rates, bringing them down by a full percentage point by year-end. It is worth noting that this brought the federal funds rate back to exactly where it was at the beginning of 2006 when the Fed was raising rates.

In many ways, 2007 was a tale of two markets. On balance, our stock selection was quite good. Technology was the fund’s largest area of exposure throughout the year at about 20% of equities. These stocks generally had a very good year, reflecting increased spending and their attractive valuations at the beginning of the year. With the price of oil rising almost 60% during the year, energy stocks also performed very well. The fund’s substantial commitment to large, multinational companies helped as their profitability and competitive position were aided substantially by the declining dollar.

On the other hand, financial stocks had a terrible year. In that sector, the good news was that we had considerably less exposure to them than their representation in the broad market averages. The bad news was that we owned any. These companies were affected negatively by rising mortgage defaults, especially in the subprime area. Consumer discretionary stocks also had a rough year, reflecting the considerable pressure on the consumer from the housing environment and inflation.

As we look ahead to 2008, the outlook is perhaps more uncertain than usual. While the Fed rate cuts should ultimately have a favorable impact on the economy, there seems little question that economic activity is slowing considerably at present. In this environment, corporate profit margins, which have been very high, seem likely to come under significant pressure. Dividend cuts have been made at several financial companies and more may be forthcoming. Nevertheless, it is in such periods that our company-focused research often discovers opportunities that may produce excellent returns for shareholders over the longer term.

The bond portion of the portfolio lagged the Lehman Brothers U.S. Aggregate Index, the fund’s fixed-income benchmark, during the year. A relatively large allocation to corporate bonds in general and to bonds issued by financial companies in particular detracted from results. Treasury bonds produced substantially higher returns in 2007 compared to corporates. At the end of the year, the fund had 42% of its fixed-income portfolio in mortgage- and asset-backed securities, 35% in corporate bonds and 23% in government obligations.

It is American Balanced Fund’s policy to have between 50% and 75% invested in common stocks at all times. The percentage will vary based on our judgment of the relative attractiveness of equities, bonds and cash. Our stock and bond allocation was substantially unchanged throughout 2007. At year-end, the fund had 64% in stocks, 29% in bonds and 7% in cash.

In 2007, American Balanced Fund completed its 75th year of operation. Our feature article beginning on page 4 provides an overview and some perspective on this significant anniversary. From inception, the fund has approached the management of its investments as if they constituted the complete investment program of the prudent investor. This principle will continue to guide our approach.

Cordially,

/s/ Robert G. O’Donnell	/s/ Gregory D. Johnson
Robert G. O’Donnell	Gregory D. Johnson
Vice Chairman of the Board	President
and Principal Executive Officer

February 6, 2008

For current information about the fund, visit americanfunds.com.

How American Balanced Fund has fared with Capital Research and Management Company as investment adviser

Since the fund invests in both stocks and bonds, its results should be weighed against a combination of stock and bond indexes.

		Average
	Cumulative	annual
	total	total
	return	return

for the period 7/26/1975–12/31/2007

American Balanced Fund	3,651.0%	11.8%
Lipper Balanced Funds Index	2,962.0	11.1
Standard & Poor’s 500
Composite Index	4,481.0	12.5
Lehman Brothers U.S.
Aggregate Index*	1,358.8	8.6

Figures assume reinvestment of all distributions.

The market indexes are unmanaged and do not reflect sales charges, commissions or expenses.

*
The Lehman Brothers U.S. Aggregate Index did not exist until December 31, 1975. For the period July 31, 1975, to December 31, 1975, Lehman Brothers Government/Credit Bond Index (formerly known as Lehman Brothers Government/Corporate Bond Index) was used.

The value of a long-term perspective

How a $10,000 investment has grown

This chart shows how a hypothetical $10,000 investment in American Balanced Fund grew from July 26, 1975 — when Capital Research and Management Company became the fund’s investment adviser — to December 31, 2007.

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425.2

As you can see, the investment grew to $353,427 with all distributions reinvested. Since the fund invests in both stocks and bonds, it should not be surprising that its return lies between the unmanaged stock and bond indexes tracked on the chart.

The fund’s year-by-year results appear under the chart. You can use this table to estimate how the value of your own holdings has grown. Let’s say, for example, that you have reinvested all your distributions and want to know how your investment has done since December 31, 1997. At that time, according to the table, the value of the investment illustrated here was $159,131. Since then, it has grown to $353,427. Thus, in the same period, the value of your 1997 investment — regardless of size — has more than doubled.

Average annual total returns based on a $1,000 investment
(for periods ended December 31,2007)*

	1 year	5 years	10 years

Class A shares	0.47%	9.15%	7.66%

*Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

The total annual fund operating expense ratio for Class A shares as of the most recent fiscal year-end was 0.60%. This figure does not reflect a fee waiver that currently is in effect and which causes the actual expense ratio to be lower.

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on pages 23 and 24 for details.

[begin mountain chart]

DATE	S&P 500 with dividends reinvested	American Balanced Fund with dividends reinvested	Lipper Balanced Funds Index	Lehman Brothers U.S. Aggregate Index
Initial (7/25/75)	$ 10,000	$ 9,425	$ 10,000	$ 10,000
1975[6]	10,314	9,948	10,340	10,558
1976	12,782	12,533	13,031	12,205
1977	11,867	12,620	12,938	12,576
1978	12,647	13,404	13,558	12,751
1979	15,001	14,427	15,548	12,997
1980	19,869	16,498	18,611	13,348
1981	18,891	17,224	18,957	14,182
1982	22,961	22,280	24,763	18,809
1983	28,140	25,869	29,081	20,381
1984	29,905	28,291	31,251	23,468
1985	39,393	36,527	40,574	28,655
1986	46,746	42,690	48,050	33,029
1987	49,200	44,406	50,033	33,940
1988	57,349	50,123	55,627	36,616
1989	75,489	60,915	66,584	41,936
1990	73,142	59,959	67,020	45,694
1991	95,378	74,765	84,330	53,006
1992	102,634	81,853	90,620	56,930
1993	112,956	91,080	101,451	62,480
1994	114,442	91,386	99,375	60,658
1995	157,396	116,179	124,107	71,864
1996	193,510	131,474	140,306	74,473
1997	258,048	159,131	168,784	81,662
1998	331,786	176,846	194,248	88,756
1999	401,589	182,974	211,685	88,027
2000	365,037	211,985	216,741	98,261
2001	321,685	229,339	209,726	106,558
2002	250,617	214,967	187,310	117,485
2003	322,463	264,029	224,652	122,307
2004	357,528	287,587	244,841	127,614
2005	375,070	296,549	257,566	130,713
2006	434,261	331,559	287,442	136,378
2007	458,102[3]	353,427[4]	306,204	145,879[3,5]

Year ended Dec. 31	1975[6]	1976	1977	1978	1979	1980	1981	1982

Total value (dollars in thousands)
Dividends reinvested	$.3	.6	.7	.7	.8	1.1	1.3	1.5
Value at year-end[1]	$9.9	12.5	12.6	13.4	14.4	16.5	17.2	22.3
AMBAL total return	(0.5)%	26.0	0.7	6.2	7.6	14.4	4.4	29.4

Year ended Dec. 31	1983	1984	1985	1986	1987	1988	1989	1990

Total value (dollars in thousands)
Dividends reinvested	1.7	1.9	1.9	2.2	2.7	2.8	3.3	3.5
Value at year-end[1]	25.9	28.3	36.5	42.7	44.4	50.1	60.9	60.0
AMBAL total return	16.1	9.4	29.1	16.9	4.0	12.9	21.5	(1.6)

Year ended Dec. 31	1991	1992	1993	1994	1995	1996	1997	1998

Total value (dollars in thousands)
Dividends reinvested	3.7	3.8	4.1	4.1	4.3	4.7	5.2	5.8
Value at year-end[1]	74.8	81.9	91.1	91.4	116.2	131.5	159.1	176.8
AMBAL total return	24.7	9.5	11.3	0.3	27.1	13.2	21.0	11.1

Year ended Dec. 31	1999	2000	2001	2002	2003	2004	2005	2006

Total value (dollars in thousands)
Dividends reinvested	6.4	7.2	7.8	6.3	5.6	5.5	6.4	7.9
Value at year-end[1]	183.0	212.0	229.3	215.0	264.0	287.6	296.5	331.6
AMBAL total return	3.5	15.9	8.2	(6.3)	22.8	8.9	3.1	11.8

Year ended Dec. 31	2007

Total value (dollars in thousands)
Dividends reinvested	9.2
Value at year-end[1]	353.4
AMBAL total return	6.6

Lifetime average annual total return: 11.6%4

[1]
As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.

[2]	The maximum initial sales charge was 8.5% prior to July 1, 1988.
[3]	The market indexes are unmanaged and do not reflect sales charges, commissions or expenses.
[4]	Includes reinvested dividends of $124,813 and reinvested capital gain distributions of $112,756.
[5]
The Lehman Brothers U.S. Aggregate Index did not exist until December 31, 1975. For the period July 31, 1975, to December 31, 1975, Lehman Brothers Government/Credit Bond Index (formerly known as Lehman Brothers Government/Corporate Bond Index) was used.

[6]	For the period July 26, 1975 (when Capital Research and Management Company became the fund’s investment adviser) through December 31, 1975.

Past results are not predictive of results in future periods. The results shown are before taxes on fund distributions and sale of fund shares.
[end mountain chart]

AMBAL’s 75th anniversary

A look back at the history of the fund and how it seeks to meet your investment objectives today

[photo – rows of trees]

The start of a new year seems a propitious time to celebrate an achievement that only a few mutual funds can observe: our 75th anniversary. In this article, we will briefly look at how American Balanced Fund (AMBAL) began, how it has navigated the ups and downs of market cycles and how it strives to meet the needs of investors.

Balanced funds, one of the original mutual fund types, date back to 1928 when Walter Morgan, a young investment manager, established the first balanced fund, which later became Vanguard Wellington Fund. During periods of strong stock performance such as the late 1920s, the idea of a balanced fund seemed rather unexciting. However, the merits of including both stocks and bonds in a portfolio were demonstrated dramatically when the Dow Jones Industrial Average fell 89% from 1929 to 1932. Diversified portfolios with stocks, bonds and cash fared better than all-equity portfolios.

How American Balanced Fund began

Commonwealth Investment Company was founded in San Francisco in 1932 with North American Securities Company as its investment adviser. Throughout its history, the fund has followed the balanced approach Commonwealth took in 1932, says Robert G. O’Donnell, principal executive officer and a portfolio counselor of AMBAL.

After it was established, the San Francisco-based fund grew steadily after a slow start. Eventually, more and more investors began to see the advantages of a portfolio of both stocks and bonds to reduce volatility.

By 1938, the fund’s assets under management were still under $2 million. But they reached $25 million by the end of 1950 and passed $100 million by 1955. Fireman’s Fund Insurance Company acquired North American Securities Company in the late 1960s. Fireman’s Fund itself was acquired shortly thereafter by American Express, and the fund was renamed American Express Investment Fund. The adviser’s name changed to American Express Investment Management Company (AEIMCO).

From 1972 through late 1974, the stock market declined almost 50%. At the end of this period, American Express decided to withdraw from the investment management business. Robert L. Cody, a senior officer of Capital Research and Management Company (CRMC), the investment adviser for American Funds, had previously worked at North American, AMBAL’s former investment adviser. It was natural for him, therefore, to become instrumental in the process by which CRMC acquired AEIMCO. In July, 1975, AMBAL’s independent directors approved the transfer of management of American Express Investment Fund to CRMC. The fund’s name was changed to American Balanced Fund.

Several investment professionals affiliated with AEIMCO joined CRMC as a result of the merger. George Miller, who was president and portfolio manager of the fund, continued at CRMC in a similar role. Bob O’Donnell, AMBAL’s principal executive officer since 1993, had also worked at AEIMCO.

How AMBAL investors have fared under Capital Research

CRMC has managed the fund since 1975. During the 32 years of CRMC’s management, investors in American Balanced Fund have earned an average annual return of 11.8%. By comparison, the Lipper Balanced Funds Index, a broad measure of balanced funds, returned 11.1% annually. In addition, AMBAL achieved its return with less volatility than the index.

[Begin Sidebar]
The birth of American Balanced Fund

[photo – Ferry Building from the 1930’s]
The predecessor to American Balanced Fund is founded in San Francisco in 1932 shortly before construction begins on the Golden Gate Bridge.

[photo – men standing on the Golden Gate Bridge during construction]
In 1937, the Golden Gate Bridge is completed at a cost of $35 million.

[photo – personal computer from the 1970’s]
1976, personal computing is introduced.

[photo – Robert L. Cody, George Miller and other previous fund officers in 1982]
In 1982, Robert L. Cody (at right, second from left), who held several offices, including president and chairman, reunites with other previous fund officers, including George Miller, on the occasion of American Balanced Fund’s 50th anniversary.

[photo – Ferry Building at night]
The fund’s San Francisco office is located near the iconic Ferry Building in the financial district. The tower survived both the 1906 and the 1989 earthquakes with amazingly little damage.
[End Sidebar]

[Begin Sidebar]
Fund results shown are for Class A shares at net asset value. If a sales charge had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.
[End Sidebar]

[photo – Robert G. O’Donnell]

[Begin Photo Caption]
Robert G. O’Donnell, current principal executive officer and portfolio counselor
[End Photo Caption]

[Begin Sidebar]
Downside resilience

Since 1975, there have been 10 significant declines in the stock and bond markets. American Balanced Fund has held up better than the stock market in each of these significant stock market declines, and better than the bond market in three of four declines. Figures shown below are total returns for the relevant periods.

Significant stock market declines

	Stock	American
Period	market	Balanced Fund	Difference

9/21/76 – 3/6/78	–13.5%	0.0%	13.5
11/28/80 – 8/12/82	–20.2	5.5	25.7
8/25/87 – 12/4/87	–32.8	–19.0	13.8
7/16/90 – 10/11/90	–19.2	–12.4	6.8
7/17/98 – 8/31/98	–19.1	–9.1	10.0
3/24/00 – 10/09/02	–47.4	4.2	51.6

Significant bond market declines

Period	Bond Market	American Balanced Fund	Difference

12/31/76 – 3/31/80	–2.8%	8.2%	11.0
6/30/80 – 9/30/81	–9.0	5.9	14.9
4/30/83 – 5/31/84	–0.9	–3.0	–2.1
8/31/93 – 11/30/94	–3.3	0.2	3.5

Figures assume reinvestment of all distributions.

Sources: Stocks — S&P 500; Bonds — Lehman Brothers U.S. Aggregate Index, a proxy for the U.S. bond market. Stock market declines for periods shown exceeded 15% on a principal basis, excluding dividends. Bond market declines exceeded 10% on a principal basis, excluding interest. There have been periods when the fund has lagged the index.

The market indexes are unmanaged and do not reflect sales charges, commissions or expenses.
[End Sidebar]

At first appearance, a 0.7 percentage point difference in annualized total return may not seem large, but when compounded over many years, it becomes very significant. For example, $10,000 invested in American Balanced Fund on July 26, 1975, would be worth $375,097 today. The same amount invested in the Lipper Balanced Funds Index would be worth $306,204 today. The bottom line: Small annual differences in investment results can become big differences over long periods.

American Balanced Fund has lived up to its goal of protecting and building shareholders’ capital. In the 32 years it has been managed by CRMC, the fund has experienced only two years with a negative return.

AMBAL has also shown resilience to stock and bond market declines. As the table on page 6 shows, the fund has done better than the stock market in every significant stock market decline since 1975. The fund has done better than the bond market in every bond market decline except one. “Stock selection has played a big role in the preservation of investors’ capital during down markets,” says John Smet, fixed-income portfolio counselor for AMBAL, “but part of the reason is also the fund’s ownership of bonds. Bonds produce steady income and their fluctuations are more muted than equities.”

Active research has been the key to AMBAL’s successful record

The fund has followed a consistent, conservative long-term investment approach driven by research. The “prudent” aspect of the complete portfolio focuses on risk. We look very carefully at the quality of the companies in which we invest. Our investment professionals ask such questions as “What is the company’s history? What is its market share? Is the balance sheet strong?” We build financial models to understand the sources of future earnings, sales and cash flow. We continually meet with each company’s top managers and talk with each firm’s competitors, suppliers and customers, among others.

The fund’s ownership of IBM is testimony to the value of long-term investing. IBM has been held continuously in the fund since its original purchase on February 25, 1952, at a price of 31 cents. IBM closed at the end of 2007 at $108.10. In similar fashion, Altria Group was first purchased on January 10, 1974, at 81 cents a share. The stock closed at $75.58 on December 31, 2007.

AMBAL’s fixed-income investments have provided stability and income during major stock market declines. The bond portion of AMBAL is limited to investment-grade securities. No one sector dominates the portfolio. In addition to being a counterweight to equities, the fund’s bond portfolio has generated more than half of the fund’s income. The fund’s fixed-income portfolio counselors and investment analysts search for bonds that will give the fund a combination of income, total return and preservation of capital.

The fund’s equity analysts and fixed- income analysts work closely together. At CRMC, equity and fixed-income research is integrated rather than being viewed as two separate areas. “We benefit greatly from the synthesis of the somewhat different perspectives that stock and bond analysts bring to a company,” Bob O’Donnell says.

How so? Fixed-income analysts start from an emphasis on cash flow and the ability of a company to repay its debt. Equity analysts tend to look first at the growth potential of a company. The combination of their views has led to better decisions for AMBAL. In last year’s annual report, we described how AMBAL’s equity and fixed-income investment analysts worked together in investing in the stocks and bonds of Time Warner in 2002 and 2003. Fixed-income analyst Ellen Carr and equity analyst Mark Casey participated in joint meetings with company executives and on joint telephone calls to key operating managers. “We were lucky to have both sides of the balance sheet covered,” says Ellen. “We got good information from each other.” Their collaboration led to successful investments for stockholders and bondholders.

[Begin Sidebar]
American Balanced Fund assumes a long-term approach to management under Capital Research and Management Company

[photo – Bob O’Donnell, Abner Goldstine and George Miller in 1992]
In 1992, AMBAL portfolio counselors (from left) Bob O’Donnell and Abner Goldstine meet on the streets of San Francisco with then fellow portfolio counselor and fund president George Miller.

[photo – Jeff Lager]
AMBAL portfolio counselor Jeff Lager talks with an IBM representative on a research visit.

[photo – New Year’s eve celebration]
The new millennium brings a dramatic decline in stock values. The feared Y2K computer meltdown does not materialize.
[End Sidebar]

[Begin Sidebar]
A historical view of the comparative total returns of stocks, bonds, the
Lipper Balanced Funds Index and AMBAL.

Stocks, bonds and balance (July 26, 1975, to December 31, 2007)

			Lipper	American
Total	U.S.	U.S.	Balanced	Balanced
returns (through December 31)	stocks	bonds	Funds Index	Fund

1975 (from July 26)	3.1%	5.6%	3.4%	5.6%
1976	23.9	15.6	26.0	26.0
1977	–7.2	3.0	–0.7	0.7
1978	6.6	1.4	4.8	6.2
1979	18.6	1.9	14.7	7.6
1980	32.5	2.7	19.7	14.4
1981	–4.9	6.2	1.9	4.4
1982	21.5	32.6	30.6	29.4
1983	22.6	8.4	17.4	16.1
1984	6.3	15.1	7.5	9.4
1985	31.7	22.1	29.8	29.1
1986	18.7	15.3	18.4	16.9
1987	5.3	2.8	4.1	4.0
1988	16.6	7.9	11.2	12.9
1989	31.6	14.5	19.7	21.5
1990	–3.1	9.0	0.7	–1.6
1991	30.4	16.0	25.8	24.7
1992	7.6	7.4	7.5	9.5
1993	10.1	9.7	12.0	11.3
1994	1.3	–2.9	–2.0	0.3
1995	37.5	18.5	24.9	27.1
1996	22.9	3.6	13.1	13.2
1997	33.4	9.7	20.3	21.0
1998	28.6	8.7	15.1	11.1
1999	21.0	–0.8	9.0	3.5
2000	–9.1	11.6	2.4	15.9
2001	–11.9	8.4	–3.2	8.2
2002	–22.1	10.3	–10.7	–6.3
2003	28.7	4.1	19.9	22.8
2004	10.9	4.3	9.0	8.9
2005	4.9	2.4	5.2	3.1
2006	15.8	4.3	11.6	11.8
2007	5.5	7.0	6.5	6.6

Average annual total returns	12.5%	8.6%	11.1%	11.8%

Volatility	14.5	5.8	9.8	9.2

Figures assume reinvestment of all distributions.

Sources: Stocks — S&P 500; Bonds — Lehman Brothers U.S. Aggregate Index. The Lehman Brothers U.S. Aggregate Index did not exist until December 31, 1975. For the period July 31, 1975, to December 31, 1975, Lehman Brothers Government/Credit Bond Index (formerly known as Lehman Brothers Government/Corporate Bond Index) was used.

The market indexes are unmanaged and do not reflect sales charges, commissions or expenses.

Capital Research and Management Company became the fund’s investment adviser on July 26, 1975.

Volatility calculated using annualized standard deviation (based on monthly returns), a measure of how returns over time have varied from the mean; a lower number signifies lower volatility. The Lipper Balanced Funds Index is an equally weighted index of 30 U.S. balanced funds.
[End Sidebar]

[photo – John Smet]

[Begin Photo Caption]
John Smet, senior vice president and fixed-income portfolio counselor
[End Photo Caption]

[photo – rows of tree trunks]

During market manias, the fund works hard to avoid the “herd mentality”

AMBAL has remained focused on its research and seeks to find value in its investing. In the 1979-1980 period, the fund lagged during the oil stock boom. In the wake of the Iranian Revolution, the price of oil had risen sharply from about $12 a barrel to about $40. Conventional wisdom was that the price would reach $100 in a few years. Oil stocks became very highly valued and represented nearly 35% of the market. Inflation was high, the price of gold reached $850 and the economy was headed for a severe recession. During that period, the fund found opportunities in low-priced consumer and financial stocks that had been neglected. This decision paid off handsomely in later years.

During the technology mania in the late 1990s, the fund held true to its approach of investing in reasonably priced stocks and quality bonds. As a result, the fund lagged the Lipper Balanced Funds Index in 1998 and 1999.

“We focused on companies that our research had determined had favorable prospects and were selling at very inexpensive prices,” says Gregory D. Johnson, president and portfolio counselor of the fund. In the days when the “old economy” was a negative phrase, many of the fund’s portfolio counselors invested in companies in which most investors had lost interest. “Yet these stable, mature companies were priced at discounts to risk-adjusted expectations of their futures,” Greg says. In 1999, near the peak of the bull market, the fund was invested in almost everything but technology — energy and utilities, basic materials, capital equipment, consumer goods and financial companies. Then in early 2000, the technology bubble burst. From March 24, the stock market’s high to October 9, 2002, the cycle’s low, the total return of Standard & Poor’s 500 Composite Index, a broad measure of the stock market, was –47.4%. In comparison, American Balanced Fund provided a total return of 4.2% (both figures assume reinvestment of dividends). “During that period, we more than made up for our lagging results in the late 1990s,” Bob says. Of course, not all of our investment strategies have worked out this well.

Diversification has always been important to AMBAL. The fund has at least 50% but not more than 75% of its assets in common stocks. The remainder is held in bonds and cash. The fund’s investment adviser has a disciplined approach that allocates assets to bonds when stocks near the 70% figure. Similarly, it allocates assets to stocks when the ratio of stocks to bonds falls near 55%. “This discipline keeps us from becoming excessively enthusiastic about either stocks or bonds during extreme periods,” Bob says.

How does the fund meet the needs of today’s investors?

In the 1982 AMBAL annual report noting the 50th anniversary of the fund, Robert Cody, chairman of the board, said, “The fund’s record proves that balanced investing is a valid and viable concept not just for 50 years but for all time.” The fund had $106 million in assets at the end of 1982.

Robert Cody’s statement rings true today, 25 years later. At the end of 2007, AMBAL’s assets exceeded $60 billion, and the fund has become the largest balanced fund in the United States. Throughout the fund’s steady growth and indeed through its history, the fund has been managed by the same guiding principle. “AMBAL approaches the management of its investments as if they constituted the complete investment program of the prudent investor,” explains Bob O’Donnell. “This principle has guided the fund since its inception 75 years ago. It will continue to do so for the next 75 years.”

[photo – Gregory D. Johnson]

[Begin Photo Caption]
Gregory D. Johnson, president and portfolio counselor
[End Photo Caption]

[Begin Sidebar]
Colorado investor uses American Balanced Fund as part of her investment strategy during 2000–2002 market decline

Marion Boning’s retirement planning had been thrown into disarray because of her husband’s sudden death from a heart attack in 1989 when she was only 54 years old. Her husband had handled all the bill paying and investments. When she arrived for her first meeting with a financial adviser, she had three questions: Am I going to run out of money? How much can I take out? Where should I invest my retirement account? She admitted she “didn’t know a stock from a bond.”

A Denver financial adviser who worked with employees in her manufacturing company’s retirement plan gave the Littleton, Colorado, administrative assistant a hands-on crash course in financial planning. She doubled her contributions to her company 401(k) plan and worked for six more years. After her three children had grown up, she retired in 1995. She had a commission-free IRA rollover exit option from her 401(k) because her employer used American Funds for their menu of investment options.

Her adviser recommended a portfolio of conservative growth-and-income mutual funds and American Balanced Fund. When the 2000 to 2002 bear market occurred, he recommended simply sitting tight. “Our catch phrase was ‘Don’t get mad, don’t get scared and don’t get out.’” Marion lost some ground during the bear market but not anywhere near as much as the S&P 500 Index, a broad measure of the stock market. “When the recovery began, she had a much shallower hole to dig out of, and she recovered and began seeing new highs much quicker,” her adviser says. When the S&P 500 Index lost 47.4% over the period, Marion’s portfolio losses were in the mid-teens. Her investment in American Balanced Fund, which contained a healthy measure of bonds, actually went up during the market decline by 4.2%.
[End Sidebar]

Summary investment portfolio, December 31, 2007
The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund’s principal holdings.  For details on how to obtain a complete schedule of portfolio holdings, please see the inside back cover.

Investment mix by security type (percent of net assets)

[begin pie chart]

Common stocks:	64%
Fixed-income securities:	29
Short-term securities & other assets less liabilities	7

[end pie chart]

	Shares	Market value (000)	Percent of net assets

Common stocks - 63.46%

Information technology - 12.87%
Microsoft Corp.	41,950,000	$1,493,420	2.46%
International Business Machines Corp.	10,090,000	1,090,729	1.80
Nokia Corp. (ADR)	22,800,000	875,292	1.44
Oracle Corp. (1)	32,200,000	727,076	1.20
Cisco Systems, Inc. (1)	26,300,000	711,941	1.18
Intel Corp.	16,800,000	447,888.74
Hewlett-Packard Co.	7,800,000	393,744.65
Google Inc., Class A (1)	460,000	318,081.53
Other securities		1,740,376	2.87
		7,798,547	12.87

Industrials - 9.29%
General Electric Co.	28,400,000	1,052,788	1.74
Northrop Grumman Corp.	8,735,000	686,920	1.13
Deere & Co.	6,500,000	605,280	1.00
FedEx Corp.	4,600,000	410,182.68
Caterpillar Inc.	5,500,000	399,080.66
United Technologies Corp.	4,630,000	354,380.59
United Parcel Service, Inc., Class B	4,900,000	346,528.57
Other securities		1,770,990	2.92
		5,626,148	9.29

Financials - 7.94%
Berkshire Hathaway Inc., Class A (1)	7,270	1,029,432	1.70
Bank of America Corp.	16,800,000	693,168	1.14
Wells Fargo & Co.	21,220,000	640,632	1.06
Fannie Mae	13,350,000	533,733.88
Citigroup Inc.	14,505,000	427,027.71
American International Group, Inc.	5,000,000	291,500.48
Wachovia Corp.	7,550,000	287,127.47
Freddie Mac	2,500,000	85,175.14
Other securities		820,360	1.36
		4,808,154	7.94

Health care - 7.42%
Eli Lilly and Co.	12,702,000	678,160	1.12
Merck & Co., Inc.	9,600,000	557,856.92
Abbott Laboratories	8,500,000	477,275.79
Johnson & Johnson	5,200,000	346,840.57
UnitedHealth Group Inc.	5,300,000	308,460.51
Other securities		2,129,704	3.51
		4,498,295	7.42

Consumer staples - 6.80%
Wal-Mart Stores, Inc.	21,200,000	1,007,636	1.66
Coca-Cola Co.	14,800,000	908,276	1.50
Altria Group, Inc.	10,850,000	820,043	1.36
Walgreen Co.	16,350,000	622,608	1.03
Other securities		759,061	1.25
		4,117,624	6.80

Energy - 5.89%
Chevron Corp.	9,000,000	839,970	1.39
Exxon Mobil Corp.	6,100,000	571,509.94
Schlumberger Ltd.	5,000,000	491,850.81
Occidental Petroleum Corp.	6,150,000	473,488.78
ConocoPhillips	3,800,000	335,540.55
Other securities		858,320	1.42
		3,570,677	5.89

Consumer discretionary - 4.80%
Target Corp.	11,329,348	566,467.94
Time Warner Inc.	24,750,000	408,623.67
Lowe's Companies, Inc.	14,200,000	321,204.53
Other securities		1,611,571	2.66
		2,907,865	4.80

Telecommunication services - 3.07%
AT&T Inc.	14,987,500	622,880	1.03
Vodafone Group PLC (2)	157,062,500	583,404.96
Sprint Nextel Corp., Series 1	25,000,000	328,250.54
Verizon Communications Inc.	7,500,000	327,675.54
		1,862,209	3.07

Materials - 3.06%
Alcoa Inc.	10,848,200	396,502.65
E.I. du Pont de Nemours and Co.	8,500,000	374,765.62
Weyerhaeuser Co.	4,590,000	338,466.56
Other securities		747,336	1.23
		1,857,069	3.06

Utilities - 0.34%
Other securities		204,100.34

Miscellaneous - 1.98%
Other common stocks in initial period of acquisition		1,198,970	1.98

Total common stocks (cost: $30,517,589,000)		38,449,658	63.46

	Shares	Market value (000)	Percent of net assets

Preferred stocks - 0.52%

Financials - 0.37%
Wachovia Capital Trust III 5.80% (3)	30,000,000	$26,825.05%
Fannie Mae:
Series O, 7.00% (3) (4)	365,335	16,931
Series E, 5.10%	108,000	3,672.03
Other securities		174,188.29
		221,616.37

U.S. government agency securities - 0.01%
Other securities		8,828.01

Miscellaneous - 0.14%
Other preferred stocks in initial period of acquisition		82,005.14

Total preferred stocks (cost: $327,374,000)		312,449.52

	Shares	Market value (000)	Percent of net assets

Convertible securities - 0.04%

Financials - 0.04%
Fannie Mae, Series 2004-1, 5.375% convertible preferred	95	$7,837.01%
Other securities		19,620.03
		27,457.04

Total convertible securities (cost: $31,475,000)		27,457.04

	Principal amount (000)	Market value (000)	Percent of net assets

Bonds & notes - 29.36%

Corporate bonds & notes - 10.35%
Financials - 4.90%
American General Finance Corp. 5.185%-6.90% 2011-2017 (3)	$84,650	$83,213
International Lease Finance Corp. 5.00%-5.875% 2010-2014	60,600	61,049
ILFC E-Capital Trust II 6.25% 2065 (3) (4)	17,930	17,162
American International Group, Inc. 6.25% 2087 (3)	7,790	6,989.28%
Wachovia Bank NA 6.60% 2038	76,750	77,387.13
Bank of America Corp. 6.50% 2037	38,000	38,523
BankAmerica Capital III, BankAmerica Corp. 5.813% 2027 (3)	22,500	19,335
MBNA Global Capital Funding 5.711% 2027 (3)	18,000	15,876.12
Wells Fargo & Co. 5.25%-5.625% 2012-2017	49,250	49,845.08
Other securities		2,598,747	4.29
		2,968,126	4.90

Telecommunication services - 1.32%
BellSouth Capital Funding Corp. 7.875% 2030	51,500	60,165
BellSouth Corp. 4.75% 2012	22,250	22,036
AT&T Corp 8.00% 2031 (3)	15,000	18,476
SBC Communications Inc. 4.125%-6.45% 2009-2034	129,300	131,736
AT&T Inc. 4.95%-6.50% 2013-2038	61,765	63,514
AT&T Wireless Services, Inc. 7.875%-8.125% 2011-2012	40,400	44,607.56
Vodafone Group PLC 6.15% 2037	36,550	36,219.06
Other securities		425,977.70
		802,730	1.32

Consumer discretionary - 1.24%
Other securities		752,692	1.24

Industrials - 0.80%
General Electric Capital Corp. 5.145%-5.258% 2018-2026 (2) (3)	50,000	47,960
General Electric Co. 5.00%-5.25% 2013-2017	44,250	44,522.15
John Deere Capital Corp. 3.75%-5.40% 2008-2011	43,500	43,704.07
Other securities		348,723.58
		484,909.80

Other corporate bonds & notes - 2.09%
Cisco Systems, Inc. 5.25% 2011	19,685	20,197.04
Other securities		1,243,010	2.05
		1,263,207	2.09

Total corporate bonds & notes		6,271,664	10.35

Mortgage-backed obligations (5) - 10.29%
Fannie Mae 0%-11.897% 2010-2047 (2) (3)	1,351,580	1,368,957	2.26
Freddie Mac:
6.00% 2037	474,748	481,775
0%-10.00% 2008-2037 (2) (3)	404,489	401,047	1.46
Other securities		3,980,986	6.57
		6,232,765	10.29

Bonds & notes of U.S. government & government agencies - 6.72%
U.S. Treasury:
3.875% 2009 (2) (6)	764,346	787,302
4.25% 2013	644,835	668,107
0.875%-9.25% 2008-2029 (2) (6)	1,559,968	1,755,486	5.30
Federal Home Loan Bank 5.125%-5.625% 2013-2016	259,800	273,775.45
Fannie Mae 5.25%-7.25% 2011-2030	218,625	235,405.39
Freddie Mac 4.875%-5.25% 2008-2011	174,575	182,150.30
Other securities		166,827.28
		4,069,052	6.72

Asset-backed obligations - 1.96%
Other securities		1,189,399	1.96

Other - 0.04%
Other securities		25,348.04

Total bonds & notes (cost: $17,890,745,000)		17,788,228	29.36

	Principal amount (000)	Market value (000)	Percent of net assets

Short-term securities - 6.43%

Federal Home Loan Bank 4.24%-4.63% due 1/2-5/7/2008 (7)	$739,200	$733,937	1.21%
Freddie Mac 4.16%-4.24% due 3/3-5/12/2008	597,025	590,296.98
Procter & Gamble International Funding S.C.A. 4.20%-4.76% due 1/3-3/4/2008 (4)	364,523	363,175.60
U.S. Treasury Bills 3.125%-4.168% due 4/3-6/19/2008	261,300	258,279.43
Hewlett-Packard Co. 4.245%-4.265% due 1/7-1/18/2008 (4)	232,800	232,437.38
Variable Funding Capital Corp. 4.65%-5.50% due 1/7-1/28/2008 (4)	225,200	224,502.37
General Electric Co. 4.48% due 3/17/2008	100,000	99,001
General Electric Capital Services, Inc. 4.61%-4.63% due 3/10-4/8/2008	100,000	98,895
General Electric Capital Corp. 4.15% due 1/2/2008	10,000	9,998.34
International Lease Finance Corp. 4.31%-4.75% due 1/3-2/14/2008	161,100	160,399.27
Fannie Mae 4.19%-4.27% due 2/25-4/30/2008	106,328	105,593.17
Coca-Cola Co. 4.20%-4.50% due 2/4-3/5/2008 (4)	87,000	86,374.14
Bank of America Corp. 4.655%-4.695% due 2/26-3/14/2008	84,600	83,858.14
Wells Fargo & Co. 4.30% due 1/17/2008	70,000	69,858.12
IBM Capital Inc. 4.22% due 1/29/2008 (4)	55,000	54,813.09
Wal-Mart Stores Inc. 4.73% due 1/29/2008 (4)	50,000	49,795.08
John Deere Capital Corp. 4.55% due 1/31/2008 (4)	30,000	29,868.05
Other securities		642,010	1.06

Total short-term securities (cost: $3,892,202,000)		3,893,088	6.43

Total investment securities (cost: $52,659,385,000)		60,470,880	99.81
Other assets less liabilities		118,082.19

Net assets		$60,588,962	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.
"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio, including securities purchased in transactions exempt from registration under the Securities Act of 1933 which may be subject ro legal or contractual restrictions on resale. One of these securities (with market value of $19,623,000, which represented .03% of the net assets of the fund) may be subject to legal or contractual restrictions on resale.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Security did not produce income during the last 12 months.
(2) Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities, including those in "Other securities," was $4,076,421,000.
(3) Coupon rate may change periodically.
(4) Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the United States in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $3,874,396,000, which represented 6.39% of the net assets of the fund.

(5) Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
(6) Index-linked bond whose principal amount moves with a government retail price index.
(7) This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

The industry classifications shown in the summary investment portfolio were obtained from sources believed to be reliable and are not covered by the Report of Independent Registered Public Accounting Firm.

ADR = American Depositary Receipts

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at December 31, 2007	(dollars and shares in thousands, except per-share amounts)

Assets:
Investment securities at market (cost: $52,659,385)			$60,470,880
Cash			7,658
Receivables for:
Sales of investments		$80,272
Sales of fund's shares		156,553
Dividends and interest		236,937	473,762
			60,952,300
Liabilities:
Payables for:
Purchases of investments		110,835
Repurchases of fund's shares		208,021
Investment advisory services		11,019
Services provided by affiliates		30,918
Directors' deferred compensation		1,902
Other		643	363,338
Net assets at December 31, 2007			$60,588,962

Net assets consist of:
Capital paid in on shares of capital stock			$52,195,760
Undistributed net investment income			160,822
Undistributed net realized gain			420,757
Net unrealized appreciation			7,811,623
Net assets at December 31, 2007			$60,588,962

Total authorized capital stock - 5,500,000 shares, $.001 par value (3,141,109 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share*

Class A	$37,998,977	1,967,911	$19.31
Class B	5,391,416	280,114	19.25
Class C	6,078,324	316,057	19.23
Class F	1,373,799	71,163	19.31
Class 529-A	1,322,991	68,582	19.29
Class 529-B	342,415	17,758	19.28
Class 529-C	567,261	29,414	19.29
Class 529-E	83,759	4,344	19.28
Class 529-F	36,022	1,868	19.28
Class R-1	103,931	5,407	19.22
Class R-2	1,167,581	60,721	19.23
Class R-3	3,300,952	171,552	19.24
Class R-4	1,864,520	96,683	19.28
Class R-5	957,014	49,535	19.32
* Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Class A and 529-A, for which the maximum offering prices per share were $20.49 and $20.47, respectively.

See Notes to Financial Statements

Statement of operations
for the year ended December 31, 2007		(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $11,808)		$798,041
Interest		1,136,552	$1,934,593

Fees and expenses(*):
Investment advisory services		140,741
Distribution services		253,439
Transfer agent services		41,052
Administrative services		28,630
Reports to shareholders		1,651
Registration statement and prospectus		1,765
Postage, stationery and supplies		4,693
Directors' compensation		622
Auditing and legal		127
Custodian		531
State and local taxes		1
Other		142
Total fees and expenses before reimbursements/waivers		473,394
Less reimbursements/waivers of fees and expenses:
Investment advisory services		14,074
Administrative services		6
Total fees and expenses after reimbursements/waivers			459,314
Net investment income			1,475,279

Net realized gain and unrealized appreciation on investments and currency:
Net realized gain on:
Investments		1,907,326
Currency transactions		395	1,907,721
Net unrealized appreciation (depreciation) on:
Investments		224,845
Currency translations		(93)	224,752
Net realized gain and unrealized appreciation
on investments and currency			2,132,473
Net increase in net assets resulting from operations			$3,607,752

* Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets		(dollars in thousands)

		Year ended December 31
		2007	2006
Operations:
Net investment income		$1,475,279	$1,263,551
Net realized gain on investments and currency transactions		1,907,721	1,304,434
Net unrealized appreciation on investments and currency translations		224,752	3,321,314
Net increase in net assets resulting from operations		3,607,752	5,889,299

Dividends and distributions paid to shareholders:
Dividends from net investment income and currency gain		(1,451,530)	(1,251,580)
Distributions from net realized gain on investments		(1,345,066)	(1,174,211)
Total dividends and distributions paid to shareholders		(2,796,596)	(2,425,791)

Net capital share transactions		3,578,270	789,477

Total increase in net assets		4,389,426	4,252,985

Net assets:
Beginning of year		56,199,536	51,946,551

End of year (including undistributed net investment income: $160,822 and$135,629, respectively)		$60,588,962	$56,199,536

See Notes to Financial Statements

Notes to financial statements

1.	Organization and significant accounting policies

Organization– American Balanced Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks conservation of capital, current income and long-term growth of both capital and income by investing in common stocks and fixed-income securities.

The fund offers 14 share classes consisting of four retail share classes, five 529 college savings plan share classes and five retirement plan share classes. The 529 college savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F) can be utilized to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Class A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Class B and 529-B	None	Declines from 5% to 0% for redemptions within six years of purchase	Class B and 529-B convert to Class A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Class F and 529-F	None	None	None
Class R-1, R-2, R-3, R-4 and R-5	None	None	None

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies– The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

Security valuation– Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from an independent pricing service when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under procedures adopted by authority of the fund's board of directors. Market quotations may be considered unreliable if events occur that materially affect the value of securities (particularly securities outside the U.S.) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions.

Security transactions and related investment income– Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations – Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets.  Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders– Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Currency translation– Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

Mortgage dollar rolls – The fund may enter into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Each mortgage dollar roll is treated as a financing transaction; therefore, any gain or loss is considered unrealized until the roll reaches completion. Risks may arise due to the delayed payment date and the potential inability of counterparties to complete the transaction. Income is generated as consideration for entering into these transactions and is included in interest income on the accompanying financial statements.

2.	Investments outside the U.S.

Investment risk – The risks of investing in securities of issuers outside the U.S. may include, but are not limited to, investment and repatriation restrictions; revaluation of currencies; adverse political, social and economic developments; government involvement in the private sector; limited and less reliable investor information; lack of liquidity; certain local tax law considerations; and limited regulation of the securities markets.

Taxation– Dividend and interest income is recorded net of non-U.S. taxes paid.

3.	Federal income taxation and distributions

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

The fund adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes, on June 29, 2007. The implementation of FIN 48 resulted in no material liability for unrecognized tax benefits and no material change to the beginning net asset value of the fund.

As of and during the period ended December 31, 2007, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2004 and by state tax authorities for tax years before 2003.

Distributions– Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; paydowns on fixed-income securities; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended December 31, 2007, the fund reclassified $1,587,000 from undistributed net realized gain to undistributed net investment income, and $143,000 from undistributed net investment income and $136,499,000 from undistributed net realized gain to capital paid in on shares of capital stock to align financial reporting with tax reporting.

As of December 31, 2007, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

(dollars in thousands)
Undistributed ordinary income	$161,588
Undistributed long-term capital gain	430,670
Gross unrealized appreciation on investment securities	9,803,397
Gross unrealized depreciation on investment securities	(2,003,383)
Net unrealized appreciation on investment securities	7,800,014
Cost of investment securities	52,670,866

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

	Year ended December 31, 2007			Year ended December 31, 2006
	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Share class
Class A	$980,332	$841,541	$1,821,873	$858,582	$740,326	$1,598,908
Class B	103,910	120,134	224,044	94,095	112,812	206,907
Class C	111,310	135,314	246,624	97,563	120,375	217,938
Class F	35,297	30,506	65,803	30,712	25,986	56,698
Class 529-A	32,076	29,147	61,223	25,350	23,369	48,719
Class 529-B	5,949	7,601	13,550	4,814	6,491	11,305
Class 529-C	9,777	12,566	22,343	7,752	10,408	18,160
Class 529-E	1,829	1,853	3,682	1,452	1,511	2,963
Class 529-F	905	788	1,693	640	580	1,220
Class R-1	1,808	2,316	4,124	1,254	1,721	2,975
Class R-2	21,104	25,958	47,062	17,330	22,577	39,907
Class R-3	76,178	73,791	149,969	62,774	63,645	126,419
Class R-4	49,609	42,800	92,409	39,471	35,866	75,337
Class R-5	21,446	20,751	42,197	9,791	8,544	18,335
Total	$1,451,530	$1,345,066	$2,796,596	$1,251,580	$1,174,211	$2,425,791

4.	Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Service Company SM ("AFS"), the fund’s transfer agent, and American Funds Distributors, SM Inc. ("AFD"), the principal underwriter of the fund’s shares.

Investment advisory services – The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.420% on the first $500 million of daily net assets and decreasing to 0.210% on such assets in excess of $71 billion. CRMC is currently waiving 10% of investment advisory services fees. During the year ended December 31, 2007, total investment advisory services fees waived by CRMC were $14,074,000. As a result, the fee shown on the accompanying financial statements of $140,741,000, which was equivalent to an annualized rate of 0.237%, was reduced to $126,667,000, or 0.213% of average daily net assets.

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services – The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the board of directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In some cases, the board of directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A, the board of directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of December 31, 2007, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Class B and 529-B	1.00	1.00
Class C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class 529-E and R-3	0.50	0.75
Class F, 529-F and R-4	0.25	0.50

Transfer agent services– The fund has a transfer agent agreement with AFS for Class A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

Administrative services – The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all share classes other than Class A and B. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. CRMC has agreed to pay AFS on the fund's behalf for a portion of the transfer agent services fees for some of the retirement plan share classes. For the year ended December 31, 2007, the total administrative services fees paid by CRMC were $324 and $6,000 for Class R-1 and R-2, respectively. Administrative services fees are presented gross of any payments made by CRMC. Each 529 share class is subject to an additional annual administrative services fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the 529 college savings plan. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described above for the year ended December 31, 2007, were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services
			CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$92,936	$36,047	Not applicable	Not applicable	Not applicable
Class B	54,732	5,005	Not applicable	Not applicable	Not applicable
Class C	59,820	Included in administrative services	$7,539	$965	Not applicable
Class F	3,320		1,122	113	Not applicable
Class 529-A	2,745		1,175	159	$1,244
Class 529-B	3,326		317	64	333
Class 529-C	5,460		517	94	546
Class 529-E	399		75	10	80
Class 529-F	-		30	4	32
Class R-1	960		109	34	Not applicable
Class R-2	8,580		1,693	3,060	Not applicable
Class R-3	16,362		4,619	1,084	Not applicable
Class R-4	4,799		2,827	55	Not applicable
Class R-5	Not applicable		717	13	Not applicable
Total	$253,439	$41,052	$20,740	$5,655	$2,235

Directors’ deferred compensation– Since the adoption of the deferred compensation plan in 1993, directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation of $622,000, shown on the accompanying financial statements, includes $455,000 in current fees (either paid in cash or deferred) and a net increase of $167,000 in the value of the deferred amounts.

Affiliated officers and directors – Officers and certain directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or directors received any compensation directly from the fund.

5.	Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Share class	Sales(*)		Reinvestments of dividends and distributions		Repurchases(*)		Net increase (decrease)
	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended December 31, 2007
Class A	$6,267,912	319,127	$1,748,923	89,690	$(5,959,299)	(303,537)	$2,057,536	105,280
Class B	373,510	19,119	213,611	10,987	(665,658)	(33,984)	(78,537)	(3,878)
Class C	957,450	48,945	232,473	11,967	(936,681)	(47,906)	253,242	13,006
Class F	385,326	19,618	56,897	2,920	(333,445)	(16,953)	108,778	5,585
Class 529-A	241,270	12,306	61,208	3,142	(118,911)	(6,047)	183,567	9,401
Class 529-B	37,533	1,914	13,548	696	(23,976)	(1,219)	27,105	1,391
Class 529-C	116,281	5,933	22,339	1,147	(78,824)	(4,009)	59,796	3,071
Class 529-E	16,013	817	3,680	189	(9,624)	(489)	10,069	517
Class 529-F	10,236	520	1,692	87	(4,134)	(209)	7,794	398
Class R-1	42,100	2,162	4,088	211	(25,553)	(1,309)	20,635	1,064
Class R-2	398,589	20,383	47,034	2,421	(372,699)	(19,025)	72,924	3,779
Class R-3	890,243	45,588	149,941	7,716	(843,517)	(43,102)	196,667	10,202
Class R-4	687,095	35,181	92,401	4,745	(667,360)	(33,965)	112,136	5,961
Class R-5	634,082	32,339	42,053	2,156	(129,577)	(6,564)	546,558	27,931
Total net increase
(decrease)	$11,057,640	563,952	$2,689,888	138,074	$(10,169,258)	(518,318)	$3,578,270	183,708

Year ended December 31, 2006
Class A	$5,136,339	279,341	$1,536,857	82,119	$(6,445,634)	(351,004)	$227,562	10,456
Class B	405,315	22,154	197,211	10,532	(735,333)	(40,183)	(132,807)	(7,497)
Class C	805,710	43,982	205,383	10,975	(1,210,047)	(66,245)	(198,954)	(11,288)
Class F	265,909	14,440	49,614	2,652	(384,185)	(20,983)	(68,662)	(3,891)
Class 529-A	212,120	11,530	48,713	2,603	(107,663)	(5,857)	153,170	8,276
Class 529-B	39,884	2,173	11,304	602	(23,188)	(1,265)	28,000	1,510
Class 529-C	100,547	5,470	18,157	966	(65,347)	(3,558)	53,357	2,878
Class 529-E	14,744	802	2,963	158	(8,503)	(462)	9,204	498
Class 529-F	9,066	494	1,220	65	(2,882)	(157)	7,404	402
Class R-1	29,338	1,602	2,941	157	(16,554)	(905)	15,725	854
Class R-2	347,844	19,010	39,876	2,130	(274,833)	(14,992)	112,887	6,148
Class R-3	811,622	44,388	126,394	6,763	(601,436)	(32,810)	336,580	18,341
Class R-4	483,734	26,328	75,327	4,027	(376,900)	(20,596)	182,161	9,759
Class R-5	154,209	8,354	18,207	971	(108,566)	(5,915)	63,850	3,410
Total net increase
(decrease)	$8,816,381	480,068	$2,334,167	124,720	$(10,361,071)	(564,932)	$789,477	39,856

(*) Includes exchanges between share classes of the fund.

6.	Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities, of $20,926,708,000 and $19,445,582,000, respectively, during the year ended December 31, 2007.

Financial highlights

		Income from investment operations(1)			Dividends and distributions
	Net asset value, beginning of year	Net investment income	Net gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return (2) (3)	Net assets, end of year (in millions)	Ratio of expenses to average net assets before reimbursements/ waivers	Ratio of expenses to average net assets after reimbursements/ waivers (3)	Ratio of net income to average net assets (3)
Class A:
Year ended 12/31/2007	$19.02	$.53	$.72	$1.25	$(.52)	$(.44)	$(.96)	$19.31	6.60%	$37,999	.60%	.58%	2.68%
Year ended 12/31/2006	17.82	.47	1.61	2.08	(.47)	(.41)	(.88)	19.02	11.80	35,431	.61	.58	2.57
Year ended 12/31/2005	18.00	.41	.15	.56	(.40)	(.34)	(.74)	17.82	3.12	33,009	.61	.59	2.31
Year ended 12/31/2004	17.29	.39	1.12	1.51	(.36)	(.44)	(.80)	18.00	8.92	29,162	.63	.62	2.23
Year ended 12/31/2003	14.42	.37	2.87	3.24	(.37)	-	(.37)	17.29	22.82	19,951	.67	.67	2.38
Class B:
Year ended 12/31/2007	18.96	.38	.72	1.10	(.37)	(.44)	(.81)	19.25	5.83	5,391	1.35	1.32	1.94
Year ended 12/31/2006	17.77	.33	1.60	1.93	(.33)	(.41)	(.74)	18.96	10.95	5,386	1.36	1.33	1.82
Year ended 12/31/2005	17.95	.28	.15	.43	(.27)	(.34)	(.61)	17.77	2.37	5,180	1.36	1.34	1.56
Year ended 12/31/2004	17.24	.26	1.12	1.38	(.23)	(.44)	(.67)	17.95	8.15	4,849	1.37	1.37	1.48
Year ended 12/31/2003	14.38	.25	2.86	3.11	(.25)	-	(.25)	17.24	21.90	3,344	1.42	1.42	1.62
Class C:
Year ended 12/31/2007	18.95	.37	.72	1.09	(.37)	(.44)	(.81)	19.23	5.73	6,078	1.40	1.37	1.89
Year ended 12/31/2006	17.76	.32	1.60	1.92	(.32)	(.41)	(.73)	18.95	10.90	5,743	1.41	1.38	1.77
Year ended 12/31/2005	17.94	.27	.15	.42	(.26)	(.34)	(.60)	17.76	2.30	5,582	1.42	1.40	1.51
Year ended 12/31/2004	17.24	.25	1.11	1.36	(.22)	(.44)	(.66)	17.94	8.02	4,976	1.44	1.44	1.42
Year ended 12/31/2003	14.38	.24	2.87	3.11	(.25)	-	(.25)	17.24	21.84	2,968	1.48	1.48	1.55
Class F:
Year ended 12/31/2007	19.02	.53	.72	1.25	(.52)	(.44)	(.96)	19.31	6.61	1,374	.59	.57	2.69
Year ended 12/31/2006	17.82	.48	1.60	2.08	(.47)	(.41)	(.88)	19.02	11.83	1,247	.59	.57	2.59
Year ended 12/31/2005	18.00	.41	.15	.56	(.40)	(.34)	(.74)	17.82	3.10	1,238	.63	.61	2.30
Year ended 12/31/2004	17.29	.39	1.11	1.50	(.35)	(.44)	(.79)	18.00	8.88	1,110	.67	.67	2.19
Year ended 12/31/2003	14.42	.36	2.88	3.24	(.37)	-	(.37)	17.29	22.79	659	.69	.69	2.34
Class 529-A:
Year ended 12/31/2007	19.01	.51	.72	1.23	(.51)	(.44)	(.95)	19.29	6.47	1,323	.68	.66	2.60
Year ended 12/31/2006	17.81	.47	1.60	2.07	(.46)	(.41)	(.87)	19.01	11.76	1,125	.66	.63	2.53
Year ended 12/31/2005	17.99	.40	.15	.55	(.39)	(.34)	(.73)	17.81	3.06	907	.67	.65	2.26
Year ended 12/31/2004	17.28	.38	1.12	1.50	(.35)	(.44)	(.79)	17.99	8.88	679	.69	.68	2.18
Year ended 12/31/2003	14.41	.37	2.87	3.24	(.37)	-	(.37)	17.28	22.87	389	.67	.67	2.36
Class 529-B:
Year ended 12/31/2007	19.00	.36	.71	1.07	(.35)	(.44)	(.79)	19.28	5.64	342	1.47	1.44	1.81
Year ended 12/31/2006	17.80	.31	1.61	1.92	(.31)	(.41)	(.72)	19.00	10.87	311	1.48	1.45	1.70
Year ended 12/31/2005	17.99	.25	.14	.39	(.24)	(.34)	(.58)	17.80	2.15	265	1.51	1.49	1.41
Year ended 12/31/2004	17.28	.23	1.12	1.35	(.20)	(.44)	(.64)	17.99	7.94	219	1.56	1.56	1.30
Year ended 12/31/2003	14.41	.23	2.87	3.10	(.23)	-	(.23)	17.28	21.74	137	1.58	1.58	1.44
Class 529-C:
Year ended 12/31/2007	19.00	.36	.72	1.08	(.35)	(.44)	(.79)	19.29	5.70	567	1.47	1.44	1.82
Year ended 12/31/2006	17.81	.32	1.59	1.91	(.31)	(.41)	(.72)	19.00	10.81	501	1.47	1.44	1.71
Year ended 12/31/2005	17.99	.26	.14	.40	(.24)	(.34)	(.58)	17.81	2.22	418	1.50	1.48	1.42
Year ended 12/31/2004	17.28	.23	1.12	1.35	(.20)	(.44)	(.64)	17.99	7.94	327	1.55	1.55	1.31
Year ended 12/31/2003	14.41	.23	2.87	3.10	(.23)	-	(.23)	17.28	21.76	193	1.57	1.57	1.46
Class 529-E:
Year ended 12/31/2007	19.00	.46	.71	1.17	(.45)	(.44)	(.89)	19.28	6.18	84	.96	.94	2.32
Year ended 12/31/2006	17.80	.41	1.61	2.02	(.41)	(.41)	(.82)	19.00	11.44	73	.96	.93	2.23
Year ended 12/31/2005	17.98	.35	.14	.49	(.33)	(.34)	(.67)	17.80	2.73	59	.99	.97	1.93
Year ended 12/31/2004	17.28	.32	1.11	1.43	(.29)	(.44)	(.73)	17.98	8.44	45	1.04	1.03	1.83
Year ended 12/31/2003	14.41	.31	2.87	3.18	(.31)	-	(.31)	17.28	22.37	27	1.05	1.05	1.97
Class 529-F:
Year ended 12/31/2007	19.00	.56	.71	1.27	(.55)	(.44)	(.99)	19.28	6.71	36	.46	.44	2.82
Year ended 12/31/2006	17.80	.50	1.61	2.11	(.50)	(.41)	(.91)	19.00	11.99	28	.46	.43	2.73
Year ended 12/31/2005	17.98	.42	.15	.57	(.41)	(.34)	(.75)	17.80	3.15	19	.57	.55	2.35
Year ended 12/31/2004	17.27	.37	1.12	1.49	(.34)	(.44)	(.78)	17.98	8.78	14	.79	.78	2.09
Year ended 12/31/2003	14.41	.35	2.86	3.21	(.35)	-	(.35)	17.27	22.63	7	.80	.80	2.16
Class R-1:
Year ended 12/31/2007	18.94	.37	.72	1.09	(.37)	(.44)	(.81)	19.22	5.74	104	1.40	1.37	1.89
Year ended 12/31/2006	17.75	.32	1.60	1.92	(.32)	(.41)	(.73)	18.94	10.91	82	1.41	1.39	1.77
Year ended 12/31/2005	17.94	.27	.13	.40	(.25)	(.34)	(.59)	17.75	2.24	62	1.45	1.42	1.49
Year ended 12/31/2004	17.24	.25	1.11	1.36	(.22)	(.44)	(.66)	17.94	8.01	41	1.48	1.46	1.43
Year ended 12/31/2003	14.39	.24	2.86	3.10	(.25)	-	(.25)	17.24	21.77	16	1.52	1.48	1.50
Class R-2:
Year ended 12/31/2007	18.95	.37	.71	1.08	(.36)	(.44)	(.80)	19.23	5.71	1,168	1.41	1.39	1.87
Year ended 12/31/2006	17.76	.32	1.60	1.92	(.32)	(.41)	(.73)	18.95	10.90	1,079	1.45	1.39	1.77
Year ended 12/31/2005	17.94	.27	.15	.42	(.26)	(.34)	(.60)	17.76	2.31	902	1.48	1.40	1.51
Year ended 12/31/2004	17.24	.25	1.11	1.36	(.22)	(.44)	(.66)	17.94	8.05	648	1.55	1.42	1.45
Year ended 12/31/2003	14.39	.24	2.87	3.11	(.26)	-	(.26)	17.24	21.83	293	1.70	1.44	1.54
Class R-3:
Year ended 12/31/2007	18.96	.46	.72	1.18	(.46)	(.44)	(.90)	19.24	6.23	3,301	.92	.90	2.36
Year ended 12/31/2006	17.77	.41	1.60	2.01	(.41)	(.41)	(.82)	18.96	11.44	3,059	.92	.90	2.26
Year ended 12/31/2005	17.95	.36	.15	.51	(.35)	(.34)	(.69)	17.77	2.83	2,541	.91	.89	2.02
Year ended 12/31/2004	17.25	.34	1.10	1.44	(.30)	(.44)	(.74)	17.95	8.52	1,828	.97	.97	1.94
Year ended 12/31/2003	14.40	.31	2.85	3.16	(.31)	-	(.31)	17.25	22.27	563	1.05	1.05	1.94
Class R-4:
Year ended 12/31/2007	19.00	.52	.71	1.23	(.51)	(.44)	(.95)	19.28	6.50	1,865	.65	.62	2.64
Year ended 12/31/2006	17.80	.47	1.60	2.07	(.46)	(.41)	(.87)	19.00	11.78	1,724	.65	.62	2.53
Year ended 12/31/2005	17.99	.41	.13	.54	(.39)	(.34)	(.73)	17.80	3.03	1,441	.65	.63	2.28
Year ended 12/31/2004	17.28	.39	1.11	1.50	(.35)	(.44)	(.79)	17.99	8.89	830	.67	.66	2.23
Year ended 12/31/2003	14.41	.36	2.88	3.24	(.37)	-	(.37)	17.28	22.81	258	.68	.68	2.28
Class R-5:
Year ended 12/31/2007	19.03	.58	.72	1.30	(.57)	(.44)	(1.01)	19.32	6.86	957	.35	.33	2.94
Year ended 12/31/2006	17.83	.52	1.61	2.13	(.52)	(.41)	(.93)	19.03	12.08	411	.35	.33	2.82
Year ended 12/31/2005	18.01	.46	.15	.61	(.45)	(.34)	(.79)	17.83	3.38	324	.36	.34	2.57
Year ended 12/31/2004	17.30	.44	1.12	1.56	(.41)	(.44)	(.85)	18.01	9.21	246	.37	.36	2.51
Year ended 12/31/2003	14.43	.41	2.87	3.28	(.41)	-	(.41)	17.30	23.16	127	.38	.38	2.62

	Year ended December 31
	2007	2006	2005	2004	2003

Portfolio turnover rate for all classes of shares	35%	34%	35%	25%	32%

(1) Based on average shares outstanding.
(2) Total returns exclude any applicable sales charges, including contingent deferred sales charges.
(3) This column reflects the impact, if any, of certain reimbursements/waivers from CRMC. During some of the years shown, CRMC reduced fees for investment advisory services. In addition, during some of the years shown, CRMC paid a portion of the fund's transfer agent fees for certain retirement plan share classes.

See Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of American Balanced Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the summary investment portfolio, of American Balanced Fund, Inc. (the “Fund”), as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Balanced Fund, Inc. as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
February 14, 2008

Tax information	unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended December 31, 2007:

Long-term capital gains	$1,385,908,000
Qualified dividend income	814,616,000
Corporate dividends received deduction	682,646,000
U.S. government income that may be exempt from state taxation	138,599,000

Individual shareholders should refer to their Form 1099 or other tax information, which was mailed in January 2008, to determine the calendar year amounts to be included on their 2007 tax returns. Shareholders should consult their tax advisers.

Other share class results	unaudited

Class B, Class C, Class F and Class 529

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended December 31, 2007:

	1 year	5 years	Life of class
Class B shares — first sold 3/15/00
Reflecting applicable contingent deferred sales
charge (CDSC), maximum of 5%, payable only
if shares are sold within six years of purchase	0.83%	9.36%	8.62%
Not reflecting CDSC	5.83	9.64	8.62

Class C shares — first sold 3/15/01
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	4.73	9.56	6.72
Not reflecting CDSC	5.73	9.56	6.72

Class F shares* — first sold 3/15/01
Not reflecting annual asset-based fee charged
by sponsoring firm	6.61	10.44	7.57

Class 529-A shares†— first sold 2/15/02
Reflecting 5.75% maximum sales charge	0.35	9.11	6.53
Not reflecting maximum sales charge	6.47	10.41	7.62

Class 529-B shares†— first sold 2/15/02
Reflecting applicable CDSC, maximum of 5%, payable
only if shares are sold within six years of purchase	0.64	9.19	6.58
Not reflecting CDSC	5.64	9.47	6.71

Class 529-C shares†— first sold 2/19/02
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	4.70	9.49	6.97
Not reflecting CDSC	5.70	9.49	6.97

Class 529-E shares*†— first sold 3/5/02	6.18	10.03	6.81

Class 529-F shares*†— first sold 9/17/02
Not reflecting annual asset-based fee charged
by sponsoring firm	6.71	10.46	10.35

*These shares are sold without any initial or contingent deferred sales charge.
†Results shown do not reflect the $10 initial account setup fee and an annual $10 account maintenance fee.

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on pages 23 and 24 for details that include expense ratios for all share classes.

For information regarding the differences among the various share classes, please refer to the fund’s prospectus.

Expense example	unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007, through December 31, 2007).

Actual expenses:

The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

There are some account fees that are charged to certain types of accounts, such as individual retirement accounts and 529 college savings plan accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F and 529-F shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 7/1/2007	Ending account value 12/31/2007	Expenses paid during period*	Annualized expense ratio

Class A -- actual return	$1,000.00	$1,007.44	$2.88	.57%
Class A -- assumed 5% return	1,000.00	1,022.33	2.91	.57
Class B -- actual return	1,000.00	1,004.18	6.67	1.32
Class B -- assumed 5% return	1,000.00	1,018.55	6.72	1.32
Class C -- actual return	1,000.00	1,003.46	6.87	1.36
Class C -- assumed 5% return	1,000.00	1,018.35	6.92	1.36
Class F -- actual return	1,000.00	1,008.02	2.83	.56
Class F -- assumed 5% return	1,000.00	1,022.38	2.85	.56
Class 529-A -- actual return	1,000.00	1,007.11	3.24	.64
Class 529-A -- assumed 5% return	1,000.00	1,021.98	3.26	.64
Class 529-B -- actual return	1,000.00	1,003.08	7.27	1.44
Class 529-B -- assumed 5% return	1,000.00	1,017.95	7.32	1.44
Class 529-C -- actual return	1,000.00	1,003.60	7.22	1.43
Class 529-C -- assumed 5% return	1,000.00	1,018.00	7.27	1.43
Class 529-E -- actual return	1,000.00	1,005.66	4.70	.93
Class 529-E -- assumed 5% return	1,000.00	1,020.52	4.74	.93
Class 529-F -- actual return	1,000.00	1,008.23	2.18	.43
Class 529-F -- assumed 5% return	1,000.00	1,023.04	2.19	.43
Class R-1 -- actual return	1,000.00	1,003.53	6.87	1.36
Class R-1 -- assumed 5% return	1,000.00	1,018.35	6.92	1.36
Class R-2 -- actual return	1,000.00	1,003.36	7.02	1.39
Class R-2 -- assumed 5% return	1,000.00	1,018.20	7.07	1.39
Class R-3 -- actual return	1,000.00	1,005.87	4.50	.89
Class R-3 -- assumed 5% return	1,000.00	1,020.72	4.53	.89
Class R-4 -- actual return	1,000.00	1,007.21	3.14	.62
Class R-4 -- assumed 5% return	1,000.00	1,022.08	3.16	.62
Class R-5 -- actual return	1,000.00	1,008.76	1.62	.32
Class R-5 -- assumed 5% return	1,000.00	1,023.59	1.63	.32

*The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period (184), and divided by 365 (to reflect the one-half year period).

Approval of Investment Advisory and Service Agreement

The fund’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through December 31, 2008. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year, as well as information prepared specifically in connection with their review of the agreement and were advised by their independent counsel. They considered the factors discussed below, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objectives of providing conservation of capital, current income and long-term growth of capital and income. They compared the fund’s total returns with those of other relevant funds (including the other funds that are the basis of the Lipper index for the category in which the fund is included) and market data such as relevant market indexes. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee concluded that the fund’s short- and long-term results have been satisfactory and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses remain significantly below those of most other relevant funds. The board and the committee also noted the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase and the 10% advisory fee waiver in effect since April 2005. In addition, they reviewed information regarding the advisory fees paid by institutional clients of an affiliate of CRMC with investment mandates similar to those of the fund. They noted that, although the fees paid by those clients generally were lower than those paid by the fund, the differences appropriately reflected the significant investment, operational and regulatory differences between advising mutual funds and institutional clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

4. Ancillary benefits

The board and the committee considered a variety of other benefits received by CRMC and its affiliates as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC’s institutional management affiliates. The board and the committee reviewed CRMC’s portfolio trading practices, noting that while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments and attract and retain qualified personnel. They noted information previously received regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability to the reported results of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure and the impact of CRMC’s current 10% advisory fee waiver, reflecting benefits that may accrue from growth in assets. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

Board of directors and other officers

“Independent” directors

Name and age	Year first elected a director of the fund[1]	Principal occupation(s) during past five years

Robert A. Fox, 70	1976–1978 1982	Managing General Partner, Fox Investments LP; corporate director; retired President and CEO, Foster Farms (poultry producer)

Leonade D. Jones, 60	1993	Co-founder, VentureThink LLC (developed and
Chairman of the Board		managed e-commerce businesses) and Versura Inc.
(Independent and		(education loan exchange); former Treasurer,
Non-Executive)		The Washington Post Company

John M. Lillie, 71	2003
Former President, Sequoia Associates LLC (investment firm specializing in medium-size buyouts); former CEO American President Companies (container shipping and transportation services); former CEO, Lucky Stores; former CEO, Leslie Salt

John G. McDonald, 70	1975–1978	Stanford Investors Professor, Graduate School of
	1988	Business, Stanford University

James J. Postl, 62	2007	Former President and CEO, Pennzoil Quaker State Company (automotive products and services)

Henry E. Riggs, 73	1989	President Emeritus, Keck Graduate Institute of Applied Life Sciences

Isaac Stein, 61	2004	President, Waverley Associates (private investment fund); Chairman Emeritus of the Board of Trustees, Stanford University

Patricia K. Woolf, Ph.D., 73	1988	Private investor; corporate director; former Lecturer, Department of Molecular Biology, Princeton University

“Independent” directors

Name and age	Number of portfolios in fund complex[2] overseen by director	Other directorships[3] held by director

Robert A. Fox, 70	7	Chemtura Corporation

Leonade D. Jones, 60	6	None
Chairman of the Board
(Independent and
(Non-Executive)

John M. Lillie, 71	2	None

John G. McDonald, 70	8	iStar Financial, Inc.; Plum Creek Timber Co.; Scholastic Corporation; Varian, Inc.

James J. Postl, 62	1	Centex Corporation; Cooper Industries; Northwest Airlines

Henry E. Riggs, 73	4	None

Isaac Stein, 61	2	Alexza Pharmaceuticals, Inc.; Maxygen, Inc.

Patricia K. Woolf, Ph.D., 73	6	None

“Interested” directors[4]

Name, age and position with fund	Year first elected a director or officer of the fund[1]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund

Robert G. O’Donnell, 63	1990	Senior Vice President — Capital World Investors,
Vice Chairman of the Board		Capital Research and Management Company; Director, Capital Research and Management Company

“Interested” directors[4]

Name, age and position with fund	Number of portfolios in fund complex[2] overseen by director	Other directorships[3] held by director

Robert G. O’Donnell, 63	2	None
Vice Chairman of the Board

The statement of additional information includes additional information about fund directors and is available without charge upon request by calling American Funds Service Company at 800/421-0180. The address for all directors and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Fund Secretary.

[1] Directors and officers of the fund serve until their resignation, removal or retirement.

[2] Capital Research and Management Company manages the American Funds, consisting of 30 funds. Capital Research and Management Company also manages American Funds Insurance Series,® which is composed of 15 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,® Inc., which is composed of nine funds and is available to investors in tax-deferred retirement plans and IRAs; and Endowments, which is composed of two portfolios and is available to certain nonprofit organizations.

[3] This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each director as a director of a public company or a registered investment company.

[4]“Interested persons” within the meaning of the 1940 Act, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).

[5] Company affiliated with Capital Research and Management Company.

[6] All of the officers listed, except Jeffrey T. Lager, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.

Other officers[6]

Name, age and position with fund	Year first elected an officer of the fund[1]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund

Gregory D. Johnson, 44	2003	Senior Vice President — Capital World Investors,
President		Capital Research and Management Company

Hilda L. Applbaum, 47	1999	Senior Vice President — Capital World
Senior Vice President		Investors, Capital Research and Management Company

Abner D. Goldstine, 78	1990	Senior Vice President — Fixed Income, Capital
Senior Vice President		Research and Management Company; Director, Capital Research and Management Company

Paul F. Roye, 54	2007	Senior Vice President — Fund Business Management
Senior Vice President		Group, Capital Research and Management Company; Director, American Funds Service Company;[5] former Director of Investment Management, United States Securities and Exchange Commission

John H. Smet, 51	2000	Senior Vice President — Fixed Income, Capital
Senior Vice President		Research and Management Company; Director, American Funds Distributors, Inc.[5]

Jeffrey T. Lager, 39	2002	Senior Vice President — Capital World Investors,
Vice President		Capital Research Company[5]

Patrick F. Quan, 49	1986	Vice President — Fund Business Management
Secretary		Group, Capital Research and Management Company

Jennifer M. Buchheim, 34	2005	Vice President — Fund Business Management
Treasurer		Group, Capital Research and Management Company

R. Marcia Gould, 53	1994	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

Offices

Office of the fund
One Market
Steuart Tower, Suite 1800
Mailing address: P.O. Box 7650
San Francisco, CA 94120-7650

Investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Transfer agent for shareholder accounts
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 25065
Santa Ana, CA 92799-5065

P.O. Box 659522
San Antonio, TX 78265-9522

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Counsel
Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street
Los Angeles, CA 90071-2228

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Guidelines” — which describes how we vote proxies relating to portfolio securities — is available free of charge on the U.S. Securities and Exchange Commission (SEC) website at sec.gov, on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the SEC for the 12 months ended June 30 by August 31. The report also is available on the SEC and American Funds websites.

A complete December 31, 2007, portfolio of American Balanced Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

American Balanced Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. (800/SEC-0330). Additionally, the list of portfolio holdings also is available by calling AFS.

This report is for the information of shareholders of American Balanced Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2008, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

[logo - American Funds®]

The right choice for the long term®

What makes American Funds different?

For more than 75 years, we have followed a consistent philosophy to benefit our investors. Our 30 carefully conceived, broadly diversified funds, in addition to the target date retirement series, offer opportunities that have attracted over 50 million shareholder accounts.

Our unique combination of strengths includes these five factors:

•	A long-term, value-oriented approach
We seek to buy securities at reasonable prices relative to their prospects and hold them for the long term.

•	An extensive global research effort
Our investment professionals travel the world to find the best investment opportunities and gain a comprehensive understanding of companies and markets.

•	The multiple portfolio counselor system

Our unique method of portfolio management, developed 50 years ago, blends teamwork with individual accountability and has provided American Funds with a sustainable method of achieving fund objectives.

•	Experienced investment professionals
American Funds portfolio counselors have an average of 26 years of investment experience, providing a wealth of knowledge and experience that few organizations have.

•	A commitment to low operating expenses
The American Funds provide exceptional value for shareholders, with operating expenses that are among the lowest in the mutual fund industry.

American Funds span a range of investment objectives

•	Growth funds
Emphasis on long-term growth through stocks
AMCAP Fund®
EuroPacific Growth Fund®
The Growth Fund of America®
The New Economy Fund®
New Perspective Fund®
New World FundSM
SMALLCAP World Fund®

•	Growth-and-income funds
Emphasis on long-term growth and dividends through stocks
American Mutual Fund®
Capital World Growth and Income FundSM
Fundamental InvestorsSM
The Investment Company of America®
Washington Mutual Investors FundSM

•	Equity-income funds
Emphasis on above-average income and growth through stocks and/or bonds
Capital Income Builder®
The Income Fund of America®

•	Balanced fund
Emphasis on long-term growth and current income through stocks and bonds
>	American Balanced Fund®

•	Bond funds
Emphasis on current income through bonds
American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund®
Intermediate Bond Fund of America®
Short-Term Bond Fund of AmericaSM
U.S. Government Securities FundSM

•	Tax-exempt bond funds
Emphasis on tax-free current income through municipal bonds
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America®
State-specific tax-exempt funds
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

•	Money market funds
The Cash Management Trust of America®
The Tax-Exempt Money Fund of AmericaSM
The U.S. Treasury Money Fund of AmericaSM

•	American Funds Target Date Retirement Series®

The Capital Group Companies

American Funds         Capital Research and Management              Capital International            Capital Guardian             Capital Bank and Trust

Lit. No. MFGEAR-911-0208P

Litho in USA AGD/ACME/8050-S10028

Printed on recycled paper

ITEM 2 – Code of Ethics
The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics.  Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, One Market, Steuart Tower, Suite 1800, San Francisco, California 94105.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Robert A. Fox, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members.  There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such.  Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2006	$69,000
2007	$73,000

b) Audit-Related Fees:
2006	$15,000
2007	$16,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2006	$6,000
2007	$6,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2006	None
2007	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Not Applicable

b) Audit-Related Fees:
2006	$796,000
2007	$916,000

The audit–related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2006	9,000
2007	2,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2006	None
2007	None

The Registrant’s audit committee will pre-approve all audit and permissible non-audit services that the committee considers compatible with maintaining the independent registered public accounting firm’s independence.  The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser, and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant and the adviser and affiliates that provide ongoing services to the Registrant were $1,101,000 for fiscal year 2006 and $1,226,000 for fiscal year 2007. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

[logo – American Funds®]

American Balanced Fund®
Investment portfolio

December 31, 2007

Common stocks — 63.46%	Shares		Market value (000)

INFORMATION TECHNOLOGY — 12.87%
Microsoft Corp.	41,950,000		$1,493,420
International Business Machines Corp.	10,090,000		1,090,729
Nokia Corp. (ADR)	22,800,000		875,292
Oracle Corp.[1]	32,200,000		727,076
Cisco Systems, Inc.[1]	26,300,000		711,941
Intel Corp.	16,800,000		447,888
Hewlett-Packard Co.	7,800,000		393,744
Google Inc., Class A1	460,000		318,081
Motorola, Inc.	18,700,000		299,948
QUALCOMM Inc.	6,000,000		236,100
Yahoo! Inc.[1]	8,750,000		203,525
Agilent Technologies, Inc.[1]	5,000,000		183,700
Analog Devices, Inc.	5,170,066		163,891
Dell Inc.[1]	6,000,000		147,060
EMC Corp.[1]	6,922,900		128,281
Automatic Data Processing, Inc.	2,750,000		122,458
Intuit Inc.[1]	3,700,000		116,957
Texas Instruments Inc.	3,000,000		100,200
Nortel Networks Corp. (CAD denominated)[1]	1,835,000		27,693
Nortel Networks Corp.[1]	700,000		10,563
			7,798,547

INDUSTRIALS — 9.29%
General Electric Co.	28,400,000		1,052,788
Northrop Grumman Corp.	8,735,000		686,920
Deere & Co.	6,500,000		605,280
FedEx Corp.	4,600,000		410,182
Caterpillar Inc.	5,500,000		399,080
United Technologies Corp.	4,630,000		354,380
United Parcel Service, Inc., Class B	4,900,000		346,528
Illinois Tool Works Inc.	4,850,000		259,669
Union Pacific Corp.	2,000,000		251,240
Emerson Electric Co.	4,000,000		226,640
Parker Hannifin Corp.	2,550,000		192,041
General Dynamics Corp.	2,100,000		186,879
Koninklijke Philips Electronics NV2	4,250,000		183,915
Boeing Co.	2,000,000		174,920
European Aeronautic Defence and Space Co. EADS NV2	5,000,000		158,497
Tyco International Ltd.	3,460,000		137,189
			5,626,148

FINANCIALS — 7.94%
Berkshire Hathaway Inc., Class A1	7,270		1,029,432
Bank of America Corp.	16,800,000		693,168
Wells Fargo & Co.	21,220,000		640,632
Fannie Mae	13,350,000		533,733
Citigroup Inc.	14,505,000		427,027
American International Group, Inc.	5,000,000		291,500
Wachovia Corp.	7,550,000		287,127
SunTrust Banks, Inc.	2,905,000		181,533
Lincoln National Corp.	2,650,000		154,283
U.S. Bancorp	4,800,000		152,352
Washington Mutual, Inc.	9,500,000		129,295
Marsh & McLennan Companies, Inc.	4,700,000		124,409
Freddie Mac	2,500,000		85,175
Société Générale[2]	550,000		78,488
			4,808,154

HEALTH CARE — 7.42%
Eli Lilly and Co.	12,702,000		678,160
Merck & Co., Inc.	9,600,000		557,856
Abbott Laboratories	8,500,000		477,275
Johnson & Johnson	5,200,000		346,840
UnitedHealth Group Inc.	5,300,000		308,460
Medtronic, Inc.	6,000,000		301,620
Pfizer Inc	13,000,000		295,490
Bristol-Myers Squibb Co.	10,250,000		271,830
Roche Holding AG2	1,558,422		268,097
Wyeth	4,700,000		207,693
Aetna Inc.	3,400,000		196,282
CIGNA Corp.	3,000,000		161,190
Stryker Corp.	1,800,000		134,496
Amgen Inc.[1]	2,500,000		116,100
Sanofi-Aventis[2]	1,000,000		91,266
AstraZeneca PLC (ADR)	2,000,000		85,640
			4,498,295

CONSUMER STAPLES — 6.80%
Wal-Mart Stores, Inc.	21,200,000		1,007,636
Coca-Cola Co.	14,800,000		908,276
Altria Group, Inc.	10,850,000		820,043
Walgreen Co.	16,350,000		622,608
Avon Products, Inc.	5,700,000		225,321
Unilever NV (New York registered)	4,500,000		164,070
PepsiCo, Inc.	1,800,000		136,620
H.J. Heinz Co.	2,750,000		128,370
Anheuser-Busch Companies, Inc.	2,000,000		104,680
			4,117,624

ENERGY — 5.89%
Chevron Corp.	9,000,000		839,970
Exxon Mobil Corp.	6,100,000		571,509
Schlumberger Ltd.	5,000,000		491,850
Occidental Petroleum Corp.	6,150,000		473,488
ConocoPhillips	3,800,000		335,540
Royal Dutch Shell PLC, Class A (ADR)	3,150,000		265,230
TOTAL SA (ADR)	2,500,000		206,500
EnCana Corp.	3,000,000		204,010
Marathon Oil Corp.	3,000,000		182,580
			3,570,677

CONSUMER DISCRETIONARY — 4.80%
Target Corp.	11,329,348		566,467
Time Warner Inc.	24,750,000		408,623
Lowe’s Companies, Inc.	14,200,000		321,204
Kohl’s Corp.[1]	5,900,000		270,220
Best Buy Co., Inc.	5,100,000		268,515
News Corp., Class A	12,000,000		245,880
Carnival Corp., units	4,916,100		218,717
Magna International Inc., Class A	1,750,000		140,753
Sony Corp.[2]	2,200,000		119,406
Carnival PLC[2]	2,555,000		111,782
CBS Corp., Class B	3,605,400		98,247
Gannett Co., Inc.	2,400,000		93,600
Home Depot, Inc.	1,650,000		44,451
			2,907,865

TELECOMMUNICATION SERVICES — 3.07%
AT&T Inc.	14,987,500		622,880
Vodafone Group PLC[2]	157,062,500		583,404
Sprint Nextel Corp., Series 1	25,000,000		328,250
Verizon Communications Inc.	7,500,000		327,675
			1,862,209

MATERIALS — 3.06%
Alcoa Inc.	10,848,200		396,502
E.I. du Pont de Nemours and Co.	8,500,000		374,765
Weyerhaeuser Co.	4,590,000		338,466
International Paper Co.	9,500,000		307,610
Bayer AG, non-registered shares[2]	2,000,000		182,081
Rohm and Haas Co.	2,775,000		147,269
Dow Chemical Co.	2,800,000		110,376
			1,857,069

UTILITIES — 0.34%
Exelon Corp.	2,500,000		204,100

MISCELLANEOUS — 1.98%
Other common stocks in initial period of acquisition			1,198,970

Total common stocks (cost: $30,517,589,000)			38,449,658

Preferred stocks — 0.52%

FINANCIALS — 0.37%
Sumitomo Mitsui Banking Corp. 6.078%[3,4]	38,556,000		35,711
MUFG Capital Finance 1 Ltd. 6.346% noncumulative[4]	34,900,000		33,108
Wachovia Capital Trust III 5.80%[4]	30,000,000		26,825
Fannie Mae, Series O, 7.00%[3,4]	365,335		16,931
Fannie Mae, Series E, 5.10%	108,000		3,672
Banco Santander Central Hispano, SA 6.50%[5]	940,000		19,623
XL Capital Ltd., Series E, 6.50%[4]	20,035,000		17,547
Swire Pacific Capital Ltd. 8.84% cumulative guaranteed perpetual capital securities[3]	370,000		10,903
Aspen Insurance Holdings Ltd. 7.401% noncumulative[4]	395,000		8,438
Fuji JGB Investment LLC, Series A, 9.87% noncumulative[3,4]	7,725,000		7,797
ING Capital Funding Trust III 8.439% noncumulative[4]	6,750,000		7,156
National Bank of Canada, Series A, 8.35% exchangeable depositary shares	300,000		6,531
HSBC Capital Funding LP, Series 2, 10.176% noncumulative step-up2,3,4	5,000,000		6,464
BNP Paribas Capital Trust 9.003% noncumulative trust[3,4]	6,000,000		6,425
DBS Capital Funding Corp., Series A, 7.657% noncumulative guaranteed preference shares[3,4]	5,500,000		5,881
CIT Group Inc., Series B, 5.189%[2]	70,000		4,550
RBS Capital Trust I 4.709% noncumulative trust[4]	4,500,000		4,054
			221,616

U.S. GOVERNMENT AGENCY SECURITIES — 0.01%
US AgBank 6.11%[3,4]	10,000,000		8,828

MISCELLANEOUS — 0.14%
Other preferred stocks in initial period of acquisition			82,005

Total preferred stocks (cost: $327,374,000)			312,449

	Shares or
Convertible securities — 0.04%	principal amount

FINANCIALS — 0.04%
Countrywide Financial Corp., Series A, 1.743% convertible debentures 2037[3,4]	$25,000,000		19,620
Fannie Mae, Series 2004-1, 5.375% convertible preferred	95		7,837

Total convertible securities (cost: $31,475,000)			27,457

	Principal amount
Bonds & notes — 29.36%	(000)

CORPORATE BONDS & NOTES — 10.35%
FINANCIALS — 4.90%
Washington Mutual, Inc. 5.55% 2010	$15,000		14,125
Washington Mutual, Inc. 5.00% 2012	4,000		3,511
Washington Mutual, Inc. 5.184% 2012[4]	17,000		14,473
Washington Mutual, Inc. 5.391% 2012[4]	20,000		16,888
Washington Mutual Bank 5.369% 2013[4]	5,000		4,197
Washington Mutual Bank, FA, Series 16, 5.125% 2015	17,500		14,844
Washington Mutual, Inc. 5.25% 2017	25,000		20,888
Washington Mutual Preferred Funding I Ltd., Series A-1, 6.534% (undated)[2,3,4]	129,100		74,878
Washington Mutual Preferred Funding III Ltd. 6.895% (undated)[3,4]	30,900		18,247
Washington Mutual Preferred Funding IV Ltd. 9.75% (undated)[3,4]	32,700		26,198
International Lease Finance Corp. 5.00% 2010	5,000		4,988
American General Finance Corp., Series J, 5.185% 2011[4]	10,000		9,876
International Lease Finance Corp. 5.00% 2012	10,000		9,862
International Lease Finance Corp., Series R, 5.40% 2012	7,500		7,569
International Lease Finance Corp., Series R, 5.625% 2013	10,000		10,035
American General Finance Corp., Series I, 5.85% 2013	10,000		9,901
International Lease Finance Corp. 5.875% 2013	12,100		12,314
International Lease Finance Corp., Series R, 5.65% 2014	16,000		16,281
American General Finance Corp., Series I, 5.40% 2015	7,500		6,927
American General Finance Corp., Series J, 6.50% 2017	30,500		29,785
American General Finance Corp., Series J, 6.90% 2017	26,650		26,724
ILFC E-Capital Trust II 6.25% 2065[3,4]	17,930		17,162
American International Group, Inc., Series A-1, 6.25% 2087[4]	7,790		6,989
Citigroup Inc. 4.125% 2010	20,000		19,717
Citigroup Inc. 5.125% 2011	15,000		15,095
Citigroup Inc. 6.125% 2017	16,000		16,465
Citigroup Capital XXI 8.30% 2057	63,200		66,180
J.P. Morgan Chase & Co. 4.891% 2015[4]	20,000		19,272
Bank One Corp. 4.90% 2015	12,000		11,507
JPMorgan Chase Bank NA 6.00% 2017	15,500		15,793
JPMorgan Chase & Co. 6.00% 2018	5,000		5,096
JPMorgan Chase Capital XXI, Series U, 5.844% 2037[4]	10,000		7,891
JPMorgan Chase Capital XXV, Series Y, 6.80% 2037	15,400		14,853
JPMorgan Chase Capital XX, Series T, 6.55% 2066	10,665		9,652
JPMorgan Chase Capital XVIII, Series R, 6.95% 2066	14,865		14,162
Wachovia Bank NA 6.60% 2038	76,750		77,387
MBNA Global Capital Funding, Series B, 5.711% 2027[4]	18,000		15,876
BankAmerica Capital III, BankAmerica Corp., Series 3, 5.813% 2027[4]	22,500		19,335
Bank of America Corp. 6.50% 2037	38,000		38,523
CIT Group Inc. 4.00% 2008	4,000		3,967
CIT Group Inc. 6.875% 2009	11,500		11,586
CIT Group Inc. 5.291% 2011[4]	5,000		4,411
CIT Group Inc. 7.625% 2012	21,000		21,307
CIT Group Inc. 5.40% 2013	31,000		28,195
CIT Group Inc. 6.10% 2067[4]	5,000		3,636
Royal Bank of Scotland Group PLC 6.99% (undated)[3,4]	67,300		67,215
Residential Capital Corp. 7.814% 2009[4]	20,000		14,300
Residential Capital Corp. 7.875% 2010[4]	59,685		38,497
Residential Capital, LLC 8.00% 2012[4]	12,290		7,620
Liberty Mutual Group Inc. 6.50% 2035[3]	19,845		18,162
Liberty Mutual Group Inc. 7.50% 2036[3]	25,350		24,807
Liberty Mutual Group Inc. 7.697% 2097[3]	16,885		15,876
Household Finance Corp. 4.125% 2009	12,000		11,868
Household Finance Corp. 4.75% 2009	7,500		7,477
Household Finance Corp. 6.75% 2011	5,000		5,191
Household Finance Corp. 6.375% 2012	13,000		13,382
HSBC Holdings PLC 6.50% 2037	17,200		16,724
Midland Bank 5.00% Eurodollar note (undated)[2,4]	4,000		3,000
BNP Paribas 7.195% (undated)[3,4]	57,500		56,861
XL Capital Finance (Europe) PLC 6.50% 2012	3,015		3,154
Mangrove Bay Pass Through Trust 6.102% 2033[3,4]	57,885		52,134
Capital One Bank 4.875% 2008	20,000		19,887
Capital One Financial Corp. 5.426% 2009[4]	15,000		14,183
Capital One Financial Corp. 6.15% 2016	20,000		17,776
Barclays Bank PLC 5.926% (undated)[3,4]	15,535		14,479
Barclays Bank PLC 7.434% (undated)[3,4]	35,440		36,892
Lincoln National Corp. 5.65% 2012	10,250		10,532
Lincoln National Corp. 7.00% 2066[4]	39,583		39,805
Wells Fargo & Co. 5.25% 2012	31,000		31,549
Wells Fargo & Co. 5.625% 2017	18,250		18,296
CNA Financial Corp. 5.85% 2014	25,000		25,077
CNA Financial Corp. 6.50% 2016	16,000		16,357
CNA Financial Corp. 7.25% 2023	8,000		8,237
UniCredito Italiano SpA 5.584% 2017[3,4]	40,000		39,659
UniCredito Italiano SpA 6.00% 2017[3]	10,000		9,919
Lehman Brothers Holdings Inc. 6.50% 2017	14,500		14,698
Lehman Brothers Holdings Inc. 6.75% 2017	29,650		30,616
Lehman Brothers Holdings Inc. 6.875% 2037	4,000		3,923
PRICOA Global Funding I 4.20% 2010[3]	11,000		11,050
Prudential Financial, Inc., Series D, 5.50% 2016	14,000		13,912
Prudential Holdings, LLC, Series C, 8.695% 2023[3,6]	19,500		24,122
Simon Property Group, LP 4.875% 2010	20,000		19,832
Simon Property Group, LP 4.875% 2010	5,500		5,509
Simon Property Group, LP 5.375% 2011	5,000		4,941
Simon Property Group, LP 5.875% 2017	19,165		18,403
Kimco Realty Corp. 6.00% 2012	2,750		2,780
Kimco Realty Corp., Series C, 4.82% 2014	13,000		12,101
Kimco Realty Corp., Series C, 5.783% 2016	14,000		13,538
Kimco Realty Corp. 5.70% 2017	21,180		19,803
Developers Diversified Realty Corp. 3.875% 2009	16,500		16,127
Developers Diversified Realty Corp. 4.625% 2010	19,625		19,125
Developers Diversified Realty Corp. 5.50% 2015	13,000		12,163
Fifth Third Capital Trust IV 6.50% 2067[4]	50,500		45,875
ERP Operating LP 4.75% 2009	6,730		6,642
ERP Operating LP 5.375% 2016	25,000		23,620
ERP Operating LP 5.75% 2017	12,000		11,447
Westfield Capital Corp. Ltd., WT Finance (Australia) Pty Ltd. and WEA Finance LLC 4.375% 2010[3]	20,000		19,527
Westfield Group 5.70% 2016[3]	23,000		22,037
Santander Issuances, SA Unipersonal 5.805% 2016[3,4]	20,000		20,426
Santander Perpetual, SA Unipersonal 6.671% (undated)[3,4]	15,400		15,469
Abbey National PLC 6.70% (undated)[4]	5,790		5,665
Hospitality Properties Trust 6.75% 2013	14,720		15,166
Hospitality Properties Trust 6.30% 2016	6,500		6,382
Hospitality Properties Trust 6.70% 2018	20,100		19,887
PNC Funding Corp. 5.16% 2014[4]	15,000		14,602
PNC Funding Corp., Series II, 6.113% (undated)[2,3,4]	15,200		12,844
PNC Funding Corp., Series I, 6.517% (undated)[2,3,4]	15,000		13,125
Countrywide Financial Corp., Series B, 5.315% 2012[2,4]	15,000		10,688
Countrywide Financial Corp., Series B, 5.80% 2012	39,355		28,775
New York Life Global Funding 3.875% 2009[3]	13,500		13,425
New York Life Global Funding 5.25% 2012[3]	25,000		25,606
AXA SA 6.379% (undated)[3,4]	42,000		36,305
TuranAlem Finance BV 8.50% 2015	26,250		23,166
TuranAlem Finance BV 8.25% 2037[3]	15,000		12,825
Glen Meadow Pass Through Trust 6.505% 2067[2,3,4]	36,750		35,225
iStar Financial, Inc. 5.375% 2010	8,250		7,642
iStar Financial, Inc. 6.05% 2015	11,000		9,334
iStar Financial, Inc. 5.875% 2016[2]	20,000		16,700
Allstate Financial Global Funding LLC 4.25% 2008[3]	6,975		6,958
Allstate Corp., Series B, 6.125% 2067[4]	17,525		16,938
Allstate Corp., Series A, 6.50% 2067[4]	7,290		6,806
Monumental Global Funding III 5.443% 2014[3,4]	29,000		28,180
ProLogis 5.50% 2012	15,000		14,962
ProLogis 5.625% 2015	13,030		12,483
Capmark Financial Group, Inc. 5.875% 2012[3]	31,650		25,076
Capmark Financial Group, Inc. 6.30% 2017[3]	1,300		971
Lazard Group LLC 7.125% 2015	25,500		25,986
US Bank National Assn. 4.40% 2008	25,000		24,902
ZFS Finance (USA) Trust V 6.50% 2067[3,4]	26,590		24,589
HSBK (Europe) BV 7.25% 2017[3]	27,920		24,360
Charles Schwab Corp., Series A, 6.375% 2017	10,000		10,304
Schwab Capital Trust I 7.50% 2037[4]	13,250		13,356
QBE Capital Funding II LP 6.797% (undated)[3,4]	24,470		23,472
Catlin Insurance Ltd. 7.249% (undated)[3,4]	25,135		23,018
Standard Chartered Bank 6.40% 2017[3]	10,800		10,987
Standard Chartered PLC 6.409% (undated)[3,4]	12,400		11,249
Ambac Financial Group, Inc. 6.15% 2087[4]	29,555		21,647
American Honda Finance Corp. 5.125% 2010[3]	20,500		21,083
HBOS PLC, Series B, 5.92% (undated)[3,4]	24,000		20,965
ACE INA Holdings Inc. 5.875% 2014	20,000		20,511
Nationwide Financial Services, Inc. 6.75% 2067[4]	21,950		20,279
American Express Co. 6.15% 2017	10,000		10,281
American Express Co. 6.80% 2066[4]	7,500		7,617
Protective Life Insurance Co., Series 2005-C, 4.85% 2010	18,000		17,874
Merrill Lynch & Co., Inc., Series C, 6.40% 2017	5,100		5,191
Merrill Lynch & Co., Inc. 6.11% 2037	13,900		12,315
Lloyds TSB Group PLC 6.267% (undated)[3,4]	19,100		17,356
Goldman Sachs Group, Inc. 6.75% 2037	16,500		16,217
UBS AG 5.875% 2017	16,000		16,143
Downey Financial Corp. 6.50% 2014	16,880		15,367
Assurant, Inc. 5.625% 2014	15,320		15,011
Zions Bancorporation 6.00% 2015	15,000		14,586
Resona Bank, Ltd. 5.85% (undated)[3,4]	15,000		13,967
John Hancock Global Funding II, Series 2004-A, 3.50% 2009[3]	14,000		13,809
Principal Life Insurance Co. 3.20% 2009	14,000		13,808
North Front Pass Through Trust 5.81% 2024[3,4]	10,000		9,582
Nationwide Mutual Insurance Co. 7.875% 2033[3]	3,425		3,918
United Dominion Realty Trust, Inc. 6.50% 2009	7,375		7,500
United Dominion Realty Trust, Inc. 5.00% 2012	6,000		5,851
Brandywine Operating Partnership, LP 5.75% 2012	5,250		5,202
Brandywine Operating Partnership, LP 5.70% 2017	8,025		7,447
State Street Capital Trust IV 5.991% 2077[4]	16,000		12,459
SLM Corp., Series A, 3.95% 2008	7,500		7,320
SLM Corp., Series A, 4.50% 2010	5,500		5,048
Assured Guaranty US Holdings Inc., Series A, 6.40% 2066[4]	12,975		12,210
Chubb Corp. 6.375% 2037[4]	12,440		12,155
Mizuho Capital Investment (USD) 1 Ltd. 6.686% noncumulative preferred (undated)[3,4]	11,650		10,917
Travelers Property Casualty Corp. 5.00% 2013	10,000		10,005
ING Groep NV 5.775% (undated)[4]	10,300		9,537
Sumitomo Mitsui Banking Corp. 5.625% (undated)[3,4]	10,000		9,352
Federal Realty Investment Trust 4.50% 2011	8,500		8,430
Silicon Valley Bank 5.70% 2012[2]	8,000		7,862
Credit Agricole SA 6.637% (undated)[3,4]	8,000		7,435
City National Corp. 5.125% 2013[2]	7,000		6,670
Loews Corp. 6.00% 2035	5,500		5,141
Genworth Financial, Inc. 6.15% 2066[4]	5,000		4,550
BCI U.S. Funding Trust I 8.01% noncumulative preferred (undated)[3,4]	4,000		4,083
Bank of Nova Scotia 5.563% 2085[2,4]	4,000		2,860
Den Norske CreditBank 5.375% (undated)[2,4]	3,000		2,340
Canadian Imperial Bank of Commerce 5.563% Eurodollar note 2085[2,4]	1,600		1,096
			2,968,126

TELECOMMUNICATION SERVICES — 1.32%
SBC Communications Inc. 4.125% 2009	10,000		9,940
SBC Communications Inc. 6.25% 2011	15,000		15,625
AT&T Wireless Services, Inc. 7.875% 2011	12,170		13,189
BellSouth Corp. 4.75% 2012	22,250		22,036
AT&T Wireless Services, Inc. 8.125% 2012	28,230		31,418
AT&T Inc. 4.95% 2013	16,250		16,355
SBC Communications Inc. 5.10% 2014	15,000		14,866
SBC Communications Inc. 5.625% 2016	49,300		49,946
BellSouth Capital Funding Corp. 7.875% 2030	51,500		60,165
AT&T Corp 8.00% 2031[4]	15,000		18,476
SBC Communications Inc. 6.45% 2034	40,000		41,359
AT&T Inc. 6.50% 2037	25,515		26,770
AT&T Inc. 6.30% 2038	20,000		20,389
Verizon Global Funding Corp. 7.25% 2010	30,000		32,179
Verizon Communications Inc. 5.50% 2017	61,180		61,575
Verizon Global Funding Corp. 7.75% 2030	9,395		11,051
Verizon Communications Inc. 6.25% 2037	50,000		51,448
Nextel Communications, Inc., Series E, 6.875% 2013	54,913		54,141
Nextel Communications, Inc., Series D, 7.375% 2015	35,092		34,579
Sprint Capital Corp. 6.875% 2028	10,845		10,313
Sprint Capital Corp. 8.75% 2032	42,750		48,317
Telecom Italia Capital SA 5.25% 2015	30,500		29,761
Telecom Italia Capital SA 7.20% 2036	26,000		28,758
Vodafone Group PLC 6.15% 2037	36,550		36,219
British Telecommunications PLC 5.15% 2013	16,250		16,233
British Telecommunications PLC 5.95% 2018	19,500		19,692
Singapore Telecommunications Ltd. 6.375% 2011[3]	10,000		10,604
CenturyTel, Inc., Series N, 6.00% 2017	9,500		9,560
Embarq Corp. 6.738% 2013	7,500		7,766
			802,730

CONSUMER DISCRETIONARY — 1.24%
Time Warner Inc. 5.109% 2009[4]	10,000		9,758
AOL Time Warner Inc. 6.875% 2012	49,750		52,436
AOL Time Warner Inc. 7.625% 2031	29,375		32,600
Time Warner Inc. 6.50% 2036	24,000		23,427
Comcast Cable Communications, Inc. 6.875% 2009	3,000		3,087
Comcast Corp. 5.45% 2010	25,000		25,527
Comcast Corp. 5.85% 2015	13,000		13,114
TCI Communications, Inc. 8.75% 2015	2,670		3,110
Comcast Corp. 6.30% 2017	10,000		10,394
Comcast Corp. 6.45% 2037	16,500		16,856
Comcast Corp. 6.95% 2037	32,000		34,650
Cox Communications, Inc. 4.625% 2010	25,000		24,818
Cox Communications, Inc. 7.75% 2010	15,000		16,010
Cox Communications, Inc. 5.45% 2014	15,500		15,212
Toll Brothers Finance Corp. 5.95% 2013	2,760		2,551
Toll Brothers, Inc. 4.95% 2014	42,797		37,929
Toll Brothers, Inc. 5.15% 2015	14,290		12,987
Centex Corp. 5.70% 2014	2,900		2,576
Centex Corp. 5.25% 2015	37,030		31,404
Centex Corp. 6.50% 2016	16,650		14,821
Viacom Inc. 5.75% 2011	47,000		47,627
News America Holdings Inc. 9.25% 2013	17,500		20,477
News America Inc. 5.30% 2014	8,750		8,717
News America Inc. 6.65% 2037[3]	17,500		18,110
Federated Retail Holdings, Inc. 5.35% 2012	2,100		2,048
Federated Retail Holdings, Inc. 5.90% 2016	31,890		30,085
Federated Retail Holdings, Inc. 6.375% 2037	9,925		8,677
DaimlerChrysler North America Holding Corp. 4.75% 2008	10,000		9,998
DaimlerChrysler North America Holding Corp. 7.75% 2011	13,160		14,151
DaimlerChrysler North America Holding Corp. 6.50% 2013	14,155		14,810
Clear Channel Communications, Inc. 4.625% 2008	15,000		14,992
Chancellor Media Corp. of Los Angeles 8.00% 2008	9,500		9,821
Omnicom Group Inc. 5.90% 2016	20,000		20,318
Johnson Controls, Inc. 5.50% 2016	18,000		17,765
McGraw-Hill Companies, Inc. 5.375% 2012	16,000		16,309
Harrah's Operating Co., Inc. 5.50% 2010	14,375		13,376
Harrah's Operating Co., Inc. 6.50% 2016	3,500		2,611
Target Corp. 6.50% 2037	15,000		15,126
D.R. Horton, Inc. 5.625% 2014	4,250		3,574
D.R. Horton, Inc. 6.50% 2016	11,844		10,292
ERAC USA Finance Co. 7.00% 2037[3]	15,000		13,663
Seminole Tribe of Florida 5.798% 2013[3,6]	13,140		13,442
Pulte Homes, Inc. 5.20% 2015	10,000		8,322
Pulte Homes, Inc. 7.875% 2032	5,000		4,298
Marriott International, Inc., Series J, 5.625% 2013	10,000		9,996
J.C. Penney Corp., Inc. 5.75% 2018	10,400		9,787
Limited Brands, Inc. 6.90% 2017	8,840		8,556
Ryland Group, Inc. 5.375% 2012	2,750		2,477
			752,692

INDUSTRIALS — 0.80%
Continental Airlines, Inc., Series 2001-1, Class A-2, 6.503% 2011[6]	5,000		5,043
Continental Airlines, Inc., Series 1999-2, Class A-2, 7.056% 2011[6]	3,085		3,124
Continental Airlines, Inc., Series 2000-2, Class A-2, 7.487% 2012[6]	300		303
Continental Airlines, Inc., Series 1997-1, Class A, 7.461% 2016[6]	19,791		19,282
Continental Airlines, Inc., Series 1998-1, Class A, 6.648% 2019[6]	11,783		11,842
Continental Airlines, Inc., Series 1997-4, Class A, 6.90% 2019[6]	5,382		5,463
Continental Airlines, Inc., Series 1999-1, Class A, 6.545% 2020[6]	12,621		12,704
Continental Airlines, Inc., Series 1999-2, Class A-1, 7.256% 2021[6]	1,708		1,764
Continental Airlines, Inc., Series 2001-1, Class A-1, 6.703% 2022[6]	8,602		8,624
Continental Airlines, Inc., Series 2007-1, Class B, 6.903% 2022[6]	9,045		8,593
Continental Airlines, Inc., Series 2000-2, Class A-1, 7.707% 2022[6]	15,140		15,821
General Electric Co. 5.00% 2013	20,000		20,277
General Electric Co. 5.25% 2017	24,250		24,245
General Electric Capital Corp., Series A, 5.145% 2018[4]	10,000		9,676
General Electric Capital Corp., Series A, 5.258% 2026[2,4]	40,000		38,284
Delta Air Lines, Inc., Series 2002-1, Class G-2, MBIA insured, 6.417% 2014[6]	29,550		30,252
Delta Air Lines, Inc., Series 2002-1, Class G-1, MBIA insured, 6.718% 2024[6]	20,799		21,459
BAE SYSTEMS 2001 Asset Trust, Series 2001, Class B, 7.156% 2011[3,6]	26,718		28,063
BAE SYSTEMS 2001 Asset Trust, Series 2001, Class G, MBIA insured, 6.664% 2013[3,6]	18,332		18,881
John Deere Capital Corp., Series D, 4.375% 2008	7,500		7,490
John Deere Capital Corp., Series D, 3.75% 2009	12,000		11,880
John Deere Capital Corp., Series D, 4.125% 2010	10,000		9,988
John Deere Capital Corp. 5.40% 2011	14,000		14,346
Hutchison Whampoa International Ltd. 6.50% 2013[3]	31,500		33,150
American Airlines, Inc., Series 2003-1, Class G, AMBAC insured, 3.857% 2012[6]	5,847		5,784
American Airlines, Inc., Series 2001-2, Class A-1, 6.978% 2012[6]	5,085		5,145
American Airlines, Inc., Series 2001-2, Class B, 8.608% 2012[6]	3,000		3,030
American Airlines, Inc., Series 2001-2, Class A-2, 7.858% 2013[6]	13,650		14,345
Raytheon Co. 4.85% 2011	20,000		20,065
United Air Lines, Inc., Series 2001-1, Class A-2, 6.201% 2010[6]	582		579
United Air Lines, Inc., Series 2001-1, Class A-3, 6.602% 2015[6]	1,712		1,715
United Air Lines, Inc., Series 2007-1, Class A, 6.636% 2024[2,6]	15,190		14,263
CSX Corp. 5.75% 2013	15,450		15,659
Atlas Copco AB 5.60% 2017[3]	14,000		14,030
Union Pacific Corp. 5.75% 2017	13,325		13,299
USG Corp. 6.30% 2016	10,000		9,049
BNSF Funding Trust I 6.613% 2055[4]	6,175		5,781
Southern Capital Corp. Pass Through Trust, Series 2002-1, Class G, MBIA insured, 5.70% 2023[3,6]	1,541		1,611
			484,909

ENERGY — 0.68%
Kinder Morgan Energy Partners LP 6.00% 2017	41,610		41,680
Kinder Morgan Energy Partners LP 6.50% 2037	10,000		9,915
Ras Laffan Liquefied Natural Gas Co. Ltd. 3.437% 2009[3,6]	6,507		6,499
Ras Laffan Liquefied Natural Gas II 5.298% 2020[3,6]	22,000		21,401
Ras Laffan Liquefied Natural Gas III 5.838% 2027[3,6]	20,000		18,934
Gaz Capital SA 6.51% 2022[3]	27,495		26,208
Gaz Capital SA, Series 9, 6.51% 2022	20,000		19,064
Canadian Natural Resources Ltd. 5.70% 2017	42,400		42,217
TransCanada PipeLines Ltd. 6.35% 2067[4]	44,785		42,048
Enterprise Products Operating LLC 6.30% 2017	13,000		13,325
Enterprise Products Operating LP 6.875% 2033	25,000		26,199
Devon Financing Corp., ULC 6.875% 2011	10,000		10,718
Devon Financing Corp. ULC 7.875% 2031	9,305		11,287
Husky Energy Inc. 6.80% 2037	18,375		19,377
Enbridge Energy Partners, LP 8.05% 2067[4]	17,520		17,332
XTO Energy Inc. 6.25% 2017	14,500		15,240
Sunoco, Inc. 4.875% 2014	15,000		14,532
EOG Resources, Inc. 5.875% 2017	11,375		11,684
Marathon Oil Corp. 6.00% 2017	6,000		6,121
Marathon Oil Corp. 6.60% 2037	4,500		4,708
Enbridge Inc. 5.60% 2017	10,000		9,712
Williams Companies, Inc. 8.75% 2032	6,025		7,396
Polar Tankers, Inc. 5.951% 2037[3,6]	6,685		6,499
Petroleum Export Ltd., Class A-2, XLCA insured, 4.633% 2010[3,6]	6,389		6,293
			408,389

UTILITIES — 0.53%
Exelon Corp. 4.45% 2010	20,000		19,838
Exelon Generation Co., LLC 6.95% 2011	15,270		15,944
Commonwealth Edison Co., First Mortgage Bonds, Series 106, 6.15% 2017	10,000		10,324
Exelon Generation Co., LLC 6.20% 2017	7,000		6,969
MidAmerican Energy Holdings Co., Series D, 5.00% 2014	18,000		17,529
MidAmerican Energy Holdings Co. 6.125% 2036	29,875		29,904
MidAmerican Energy Holdings Co. 6.50% 2037	5,000		5,239
Southern California Edison Co., First and Refunding Mortgage Bonds, Series 2006-B, 4.994% 2009[4]	15,000		14,983
Southern California Edison Co., First and Refunding Mortgage Bonds, Series 2005-A, 5.00% 2016	16,000		15,660
Pacific Gas and Electric Co., First Mortgage Bonds, 3.60% 2009	9,500		9,400
Pacific Gas and Electric Co., First Mortgage Bonds, 6.05% 2034	20,000		20,032
Abu Dhabi National Energy Co. PJSC (TAQA) 5.875% 2016[3]	15,350		15,055
Abu Dhabi National Energy Co. PJSC (TAQA) 6.50% 2036[3]	14,000		13,527
Alabama Power Co., Series FF, 5.20% 2016	24,000		23,830
Appalachian Power Co., Series G, 3.60% 2008	9,000		8,937
Appalachian Power Co., Series M, 5.55% 2011	7,800		7,898
Consolidated Edison Co. of New York, Inc., Series 2004-C, 4.70% 2009	15,000		15,075
San Diego Gas & Electric Co., Series CCC, 5.30% 2015	15,000		15,019
PSEG Power LLC 3.75% 2009	14,700		14,534
Virginia Electric and Power Co., Series 2003-B, 4.50% 2010	3,500		3,490
Virginia Electric and Power Co., Series B, 5.95% 2017	10,000		10,327
SP PowerAssets Ltd. 3.80% 2008[3]	11,500		11,426
Kern River Funding Corp. 4.893% 2018[3,6]	5,518		5,415
Constellation Energy Group, Inc. 6.125% 2009	5,000		5,101
Tri-State Generation and Transmission Assn. Inc., Pass Through Trust, Series 2003-A, 6.04% 2018[3,6]	4,702		4,764
			320,220

HEALTH CARE — 0.43%
Cardinal Health, Inc. 5.499% 2009[3,4]	23,000		23,047
Cardinal Health, Inc. 4.00% 2015	50,000		46,082
Cardinal Health, Inc. 6.30% 2016[3]	27,500		28,233
Cardinal Health, Inc. 5.85% 2017	3,575		3,587
AstraZeneca PLC 5.40% 2012	15,250		15,782
AstraZeneca PLC 5.90% 2017	25,000		26,300
Hospira, Inc. 5.31% 2010[4]	10,000		9,932
Hospira, Inc. 5.55% 2012	14,120		14,372
Hospira, Inc. 6.05% 2017	8,500		8,556
UnitedHealth Group Inc. 6.00% 2017[3]	30,000		30,354
Amgen Inc. 4.00% 2009	21,000		20,854
Coventry Health Care, Inc. 6.30% 2014	16,500		16,910
Humana Inc. 6.45% 2016	14,200		14,332
Aetna Inc. 5.75% 2011	3,500		3,600
			261,941

MATERIALS — 0.18%
C8 Capital (SPV) Ltd. 6.64% (undated)[3,4]	33,900		32,234
C10 Capital (SPV) Ltd. 6.722% (undated)[3,4]	22,630		20,896
Stora Enso Oyj 7.25% 2036[3]	24,000		24,033
United States Steel Corp. 7.00% 2018	18,125		18,036
Alcoa Inc. 5.55% 2017	10,000		9,719
SCA Coordination Center NV 4.50% 2015[3]	6,750		6,217
			111,135

INFORMATION TECHNOLOGY — 0.16%
Electronic Data Systems Corp., Series B, 6.50% 2013[4]	46,500		47,073
Electronic Data Systems Corp. 7.45% 2029	16,594		17,072
Cisco Systems, Inc. 5.25% 2011	19,685		20,197
Western Union Co. 5.93% 2016	10,000		9,995
			94,337

CONSUMER STAPLES — 0.11%
CVS Corp. 6.036% 2028[3,6]	7,661		7,378
CVS Caremark Corp. 6.943% 2030[3,6]	13,000		13,075
Tyson Foods, Inc. 6.85% 2016[4]	16,795		17,318
Kroger Co. 6.40% 2017	15,150		15,874
Kraft Foods Inc. 6.875% 2038	13,000		13,540
			67,185

Total corporate bonds & notes			6,271,664

MORTGAGE-BACKED OBLIGATIONS[6]— 10.29%
Fannie Mae, Series 2000-T5, Class B, 7.30% 2010	52,930		56,848
Fannie Mae, Series 2001-T11, Class B, 5.503% 2011	45,000		46,415
Fannie Mae, Series 2003-T1, Class B, 4.491% 2012	16,000		16,011
Fannie Mae 4.89% 2012	30,000		30,064
Fannie Mae 4.00% 2015	23,143		22,847
Fannie Mae 5.00% 2018	19,402		19,535
Fannie Mae 5.00% 2018	3,769		3,795
Fannie Mae 5.00% 2018	2,170		2,180
Fannie Mae 5.50% 2018	19,535		19,882
Fannie Mae 11.00% 2018	507		588
Fannie Mae 5.50% 2019	3,470		3,532
Fannie Mae 5.50% 2020	48,737		49,453
Fannie Mae 11.00% 2020	182		202
Fannie Mae 6.00% 2021	9,091		9,303
Fannie Mae, Series 2003-48, Class TJ, 4.50% 2022	17,550		17,277
Fannie Mae 10.50% 2022	330		372
Fannie Mae, Series 2001-4, Class NA, 11.897% 2025[4]	482		539
Fannie Mae 6.00% 2026	23,421		23,857
Fannie Mae 8.50% 2027	94		101
Fannie Mae 8.50% 2027	73		78
Fannie Mae 8.50% 2027	49		53
Fannie Mae 8.50% 2027	33		36
Fannie Mae, Series 2002-W3, Class A-5, 7.50% 2028	1,139		1,208
Fannie Mae 7.50% 2030	261		282
Fannie Mae 7.50% 2030	55		59
Fannie Mae 7.50% 2031	281		303
Fannie Mae 7.50% 2031	199		215
Fannie Mae, Series 2001-20, Class D, 11.073% 2031[4]	121		139
Fannie Mae 5.50% 2032	4,177		4,215
Fannie Mae 5.50% 2033	124,617		124,670
Fannie Mae 5.50% 2033	47,959		47,979
Fannie Mae 5.50% 2033	36,658		36,674
Fannie Mae 5.50% 2033	27,295		27,299
Fannie Mae 5.50% 2033	4,581		4,583
Fannie Mae 5.00% 2035	8,992		8,778
Fannie Mae 5.00% 2035	4,670		4,559
Fannie Mae 5.50% 2035	22,945		22,919
Fannie Mae 5.50% 2035	16,507		16,509
Fannie Mae 6.50% 2035	19,970		20,624
Fannie Mae, Series 2006-43, Class JO, principal only, 0% 2036	7,340		5,551
Fannie Mae 4.50% 2036	29,147		27,647
Fannie Mae 5.50% 2036	34,698		34,647
Fannie Mae 5.50% 2036	12,081		12,063
Fannie Mae 5.50% 2036	4,081		4,075
Fannie Mae, Series 2006-49, Class PA, 6.00% 2036	18,825		19,379
Fannie Mae 6.00% 2036	9,001		9,143
Fannie Mae 6.50% 2036	15,991		16,321
Fannie Mae 5.50% 2037	29,527		29,134
Fannie Mae 5.684% 2037[4]	31,994		32,408
Fannie Mae 6.00% 2037	131,212		133,278
Fannie Mae 6.00% 2037[2]	28,582		28,725
Fannie Mae 6.50% 2037	73,487		74,908
Fannie Mae 6.50% 2037	28,890		29,485
Fannie Mae 6.50% 2037	12,445		12,794
Fannie Mae 6.50% 2037	4,745		4,842
Fannie Mae 6.50% 2037	3,141		3,206
Fannie Mae 7.00% 2037	54,076		55,702
Fannie Mae 7.00% 2037	53,428		55,602
Fannie Mae 7.00% 2037	19,867		20,464
Fannie Mae 7.00% 2037	15,198		15,655
Fannie Mae 7.00% 2037	14,467		14,902
Fannie Mae 7.00% 2037	10,379		10,691
Fannie Mae 7.00% 2037	6,817		7,031
Fannie Mae, Series 2001-T10, Class A-1, 7.00% 2041	774		808
Fannie Mae, Series 2001-50, Class BA, 7.00% 2041	703		752
Fannie Mae, Series 2002-W1, Class 2A, 7.50% 2042	988		1,047
Fannie Mae 6.50% 2047	10,303		10,476
Fannie Mae 6.50% 2047	5,820		5,918
Fannie Mae 6.50% 2047	4,589		4,666
Fannie Mae 6.50% 2047	4,192		4,263
Fannie Mae 6.50% 2047	3,282		3,337
Fannie Mae 6.50% 2047	3,169		3,223
Fannie Mae 6.50% 2047	1,448		1,473
Fannie Mae 7.00% 2047	8,136		8,366
Fannie Mae 7.00% 2047	4,837		4,973
Fannie Mae 7.00% 2047	3,715		3,820
Fannie Mae 7.00% 2047	3,373		3,468
Fannie Mae 7.00% 2047	3,029		3,115
Fannie Mae 7.00% 2047	2,780		2,858
Fannie Mae 7.00% 2047	1,941		1,995
Fannie Mae 7.00% 2047	1,557		1,601
Fannie Mae 7.00% 2047	712		732
Fannie Mae 7.00% 2047	418		430
Freddie Mac 8.50% 2008	—	*	—	*
Freddie Mac, Series SF02, Class GC, 2.64% 2009	827		824
Freddie Mac 4.00% 2015	23,032		22,265
Freddie Mac, Series 2310, Class B, 9.886% 2015[4]	181		205
Freddie Mac 5.00% 2018	20,713		20,812
Freddie Mac 10.00% 2018	422		482
Freddie Mac 8.50% 2020	284		310
Freddie Mac 8.50% 2020	25		27
Freddie Mac 6.00% 2026	28,847		29,397
Freddie Mac 6.00% 2026	21,058		21,459
Freddie Mac 6.00% 2026	15,933		16,236
Freddie Mac, Series T-041, Class 3-A, 7.50% 2032	4,005		4,246
Freddie Mac, Series 3061, Class PN, 5.50% 2035	17,208		17,460
Freddie Mac, Series 3156, Class PO, principal only, 0% 2036[2]	21,028		16,080
Freddie Mac, Series 3146, Class PO, principal only, 0% 2036[2]	14,910		11,192
Freddie Mac, Series 3233, Class PA, 6.00% 2036	36,417		37,517
Freddie Mac, Series 3318, Class JT, 5.50% 2037	35,245		35,478
Freddie Mac, Series 3312, Class PA, 5.50% 2037	26,337		26,518
Freddie Mac 6.00% 2037	474,748		481,775
Freddie Mac 6.00% 2037	58,750		59,637
Freddie Mac 6.00% 2037	50,631		51,380
Freddie Mac, Series 3272, Class PA, 6.00% 2037	28,636		29,522
Countrywide Alternative Loan Trust, Series 2005-6CB, Class 2-A-1, 5.00% 2020	3,761		3,599
Countrywide Alternative Loan Trust, Series 2005-20CB, Class 4-A-1, 5.25% 2020	32,085		30,919
Countrywide Alternative Loan Trust, Series 2006-J3, Class 3-A-1, 5.50% 2021[2]	20,269		19,191
Countrywide Alternative Loan Trust, Series 2004-5CB, Class 1-A-1, 6.00% 2034	11,083		10,759
Countrywide Alternative Loan Trust, Series 2005-46CB, Class A-8, 5.50% 2035	57,373		57,202
Countrywide Alternative Loan Trust, Series 2005-40CB, Class A-1, 5.50% 2035	21,933		21,381
Countrywide Alternative Loan Trust, Series 2005-21CB, Class A-9, 5.50% 2035	18,536		18,458
Countrywide Alternative Loan Trust, Series 2005-54CB, Class 1-A-7, 5.50% 2035	17,928		17,915
Countrywide Alternative Loan Trust, Series 2005-64CB, Class 1-A-7, 5.50% 2035	15,435		15,139
Countrywide Alternative Loan Trust, Series 2004-28CB, Class 5-A-1, 5.75% 2035	15,605		15,018
Countrywide Alternative Loan Trust, Series 2005-62, Class 2-A-1, 5.863% 2035[2,4]	13,220		12,824
Countrywide Alternative Loan Trust, Series 2005-21CB, Class A-17, 6.00% 2035	25,780		25,515
Countrywide Alternative Loan Trust, Series 2004-36CB, Class 1-A-1, 6.00% 2035[2]	21,892		21,344
Countrywide Alternative Loan Trust, Series 2005-50CB, Class 3-A-1, 6.00% 2035	11,891		11,546
Countrywide Alternative Loan Trust, Series 2006-6CB, Class 1-A-1, 5.50% 2036[2]	8,176		7,939
Countrywide Alternative Loan Trust, Series 2006-16CB, Class A-2, 6.00% 2036	13,512		13,407
Countrywide Alternative Loan Trust, Series 2007-2CB, Class 1-A-9, 5.75% 2037	13,941		13,712
Countrywide Alternative Loan Trust, Series 2007-HY4, Class 3-A-1, 5.876% 2047[4]	37,165		36,170
Residential Accredit Loans, Inc., Series 2003-QS14, Class A-1, 5.00% 2018[2]	7,971		7,853
Residential Accredit Loans, Inc., Series 2004-QS6, Class A-1, 5.00% 2019[2]	15,781		15,549
Residential Accredit Loans, Inc., Series 2004-QS16, Class 1-A-1, 5.50% 2034	26,589		26,172
Residential Accredit Loans, Inc., Series 2005-QR1, Class A, 6.00% 2034[2]	36,337		35,247
Residential Accredit Loans, Inc., Series 2005-QS4, Class A-3, 5.50% 2035[2]	32,898		32,394
Residential Accredit Loans, Inc., Series 2006-QS1, Class A-3, 5.75% 2036	56,680		56,647
Residential Accredit Loans, Inc., Series 2006-QA1, Class A-III-1, 6.25% 2036[4]	25,864		25,610
Residential Accredit Loans, Inc., Series 2007-QS9, Class A-33, 6.50% 2037	48,154		48,342
Residential Accredit Loans, Inc., Series 2007-QS11, Class A-1, 7.00% 2037	55,340		55,666
CS First Boston Mortgage Securities Corp., Series 2003-23, Class VII-A-1, 5.00% 2018[2]	5,273		5,196
CS First Boston Mortgage Securities Corp., Series 2005-7, Class III-A-1, 5.00% 2020[2]	12,025		11,680
CS First Boston Mortgage Securities Corp., Series 2002-34, Class I-A-1, 7.50% 2032	2,180		2,191
CS First Boston Mortgage Securities Corp., Series 2002-30, Class I-A-1, 7.50% 2032	1,899		1,908
CS First Boston Mortgage Securities Corp., Series 2003-21, Class V-A-1, 6.50% 2033	2,117		2,121
CS First Boston Mortgage Securities Corp., Series 2003-29, Class V-A-1, 7.00% 2033	2,939		2,940
CS First Boston Mortgage Securities Corp., Series 2001-CKN5, Class A-4, 5.435% 2034	23,691		24,015
CS First Boston Mortgage Securities Corp., Series 2004-5, Class IV-A-1, 6.00% 2034	8,219		8,123
CS First Boston Mortgage Securities Corp., Series 2001-CF2, Class A-3, 6.238% 2034	436		435
CS First Boston Mortgage Securities Corp., Series 2001-CP4, Class A-4, 6.18% 2035	34,900		36,398
CS First Boston Mortgage Securities Corp., Series 2005-5, Class IV-A-1, 6.25% 2035	16,960		16,913
CS First Boston Mortgage Securities Corp., Series 2001-CK1, Class A-3, 6.38% 2035	40,576		41,869
CS First Boston Mortgage Securities Corp., Series 2006-2R, Class A-PO, principal only, 0% 2036[2,3]	18,322		13,263
CS First Boston Mortgage Securities Corp., Series 2003-CK2, Class A-4, 4.801% 2036	17,585		17,336
CS First Boston Mortgage Securities Corp., Series 2001-CK6, Class A-3, 6.387% 2036	20,675		21,580
CS First Boston Mortgage Securities Corp., Series 2002-CKN2, Class A-3, 6.133% 2037	16,045		16,827
CS First Boston Mortgage Securities Corp., Series 2005-C1, Class A-3, 4.813% 2038	13,200		12,970
CS First Boston Mortgage Securities Corp., Series 2005-C4, Class A-2, 5.017% 2038	10,000		9,971
CS First Boston Mortgage Securities Corp., Series 2004-C4, Class A-2, 3.88% 2039	13,000		12,746
CS First Boston Mortgage Securities Corp., Series 2004-C4, Class A-4, 4.283% 2039	5,000		4,854
CS First Boston Mortgage Securities Corp., Series 2005-C6, Class A-3, 5.23% 2040[4]	30,875		30,624
CS First Boston Mortgage Securities Corp., Series 1998-C1, Class A-1B, 6.48% 2040	3,725		3,733
Wells Fargo Mortgage-backed Securities Trust, Series 2003-16, Class II-A-1, 4.50% 2018	20,600		19,697
Wells Fargo Mortgage-backed Securities Trust, Series 2005-13, Class A-1, 5.00% 2020	51,247		49,920
Wells Fargo Mortgage-backed Securities Trust, Series 2006-1, Class A-3, 5.00% 2021	20,221		19,695
Wells Fargo Mortgage-backed Securities Trust, Series 2003-B, Class A-1, 4.149% 2033[4]	3,591		3,501
Wells Fargo Mortgage-backed Securities Trust, Series 2003-3, Class II-A-1, 5.25% 2033	33,787		33,179
Wells Fargo Mortgage-backed Securities Trust, Series 2005-AR10, Class II-A-6, 4.11% 2035[4]	30,000		29,380
Wells Fargo Mortgage-backed Securities Trust, Series 2006-AR15, Class A-1, 5.657% 2036[4]	62,783		61,771
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2004-CIBC10, Class A-2, 3.89% 2037	7,093		7,023
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2002-CIBC5, Class A-1, 4.372% 2037	10,686		10,640
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CIBC12, Class A-2, 4.739% 2037	2,319		2,309
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CIBC12, Class A-3B, 5.317% 2037[4]	63,000		63,183
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2002-C1, Class A-3, 5.376% 2037	10,680		10,820
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2003-ML1, Class A-1, 3.972% 2039	15,933		15,776
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP4, Class A-2, 4.79% 2042	15,000		14,909
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP4, Class A-SB, 4.824% 2042	25,000		24,583
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP4, Class A-3A1, 4.871% 2042	5,000		4,945
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7, Class A-4, 5.875% 2045[4]	20,375		21,123
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP1, Class A-2, 4.625% 2046	34,265		33,999
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-4, Class 5-A-1, 5.922% 2036[4]	83,827		83,180
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-2, Class 5-A-1, 6.00% 2036[4]	49,102		48,210
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-12, Class 2-A1, 5.963% 2037[4]	21,787		21,446
GE Commercial Mortgage Corp., Series 2004-C1, Class A-2, 3.915% 2038	3,000		2,952
GE Commercial Mortgage Corp., Series 2005-C3, Class A-4, 5.046% 2045[4]	24,730		24,685
GE Commercial Mortgage Corp., Series 2005-C4, Class A-3A, 5.333% 2045[4]	65,575		65,955
GE Commercial Mortgage Corp., Series 2005-C1, Class A-2, 4.353% 2048	34,140		33,700
Wachovia Bank Commercial Mortgage Trust, Series 2005-C16, Class A-PB, 4.692% 2041	32,750		32,196
Wachovia Bank Commercial Mortgage Trust, Series 2005-C17, Class A-2, 4.782% 2042	27,000		26,884
Wachovia Bank Commercial Mortgage Trust, Series 2005-C17, Class A-4, 5.083% 2042[4]	50,455		49,817
Morgan Stanley Mortgage Loan Trust, Series 2004-3, Class 4-A, 5.684% 2034[4]	41,225		39,833
Morgan Stanley Mortgage Loan Trust, Series 2005-10, Class 4-A-1, 5.50% 2035[2]	36,799		34,973
Morgan Stanley Mortgage Loan Trust, Series 2007-11AR, Class 2-A-1, 6.64% 2037[4]	28,651		28,622
GMAC Commercial Mortgage Securities, Inc., Series 2001-C1, Class A-2, 6.465% 2034	84,339		87,507
GMAC Commercial Mortgage Securities, Inc., Series 1999-C3, Class F, 7.834% 2036[4]	4,000		4,145
GMAC Commercial Mortgage Securities, Inc., Series 2002-C2, Class A-2, 5.389% 2038	2,986		3,012
Crown Castle Towers LLC, Series 2005-1, Class A-FX, 4.643% 2035[3]	65,800		65,787
Crown Castle Towers LLC, Series 2005-1, Class C, 5.074% 2035[2,3]	10,200		9,977
Crown Castle Towers LLC, Series 2005-1, Class D, 5.612% 2035[3]	7,550		7,479
Crown Castle Towers LLC, Series 2006-1, Class E, 6.065% 2036[2,3]	10,000		9,521
Wells Fargo Alternative Loan Trust, Series 2007-PA3, Class III-A-1, 6.25% 2037	67,626		66,957
Wells Fargo Alternative Loan Trust, Series 2007-PA3, Class IV-A-1, 6.50% 2037	25,219		25,318
Banc of America Mortgage Securities Trust, Series 2004-5, Class 3-A-1, 4.50% 2019	76,705		73,339
Banc of America Mortgage Securities Trust, Series 2004-5, Class 3-A-2, 4.75% 2019	14,858		14,337
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-S6, Class II-A-1, 5.00% 2018	6,664		6,488
WaMu Mortgage Pass-Through Certificates Trust, Series 2004-CB2, Class VII-A, 5.50% 2019	4,120		4,099
WaMu Mortgage Pass-Through Certificates Trust, Series 2007-HY5, Class 3-A1, 5.825% 2037[2,4]	23,588		23,588
WaMu Mortgage Pass-Through Certificates Trust, Series 2007-HY7, Class 2-A1, 5.88% 2037[4]	35,806		35,616
WaMu Mortgage Pass-Through Certificates Trust, Series 2005-AR15, Class A-1-A, 5.125% 2045[4]	12,752		12,047
Banc of America Commercial Mortgage Inc., Series 2002-PB2, Class A-4, 6.186% 2035	4,350		4,524
Banc of America Commercial Mortgage Inc., Series 2001-1, Class A-2, 6.503% 2036	43,814		45,741
Banc of America Commercial Mortgage Inc., Series 2003-2, Class A-1, 3.411% 2041	8,612		8,538
Banc of America Commercial Mortgage Inc., Series 2005-4, Class A-2, 4.764% 2045	23,175		22,985
American Tower Trust I, Series 2007-1A, Class A-FX, 5.42% 2037[2,3]	18,300		17,750
American Tower Trust I, Series 2007-1A, Class B, 5.537% 2037[2,3]	20,000		19,173
American Tower Trust I, Series 2007-1A, Class C, 5.615% 2037[3]	12,000		11,299
American Tower Trust I, Series 2007-1A, Class D, 5.957% 2037[2,3]	32,200		29,791
Salomon Brothers Commercial Mortgage Trust, Series 2000-C3, Class A-2, 6.592% 2033	19,500		20,287
Salomon Brothers Commercial Mortgage Trust, Series 2001-C1, Class A-2, 6.226% 2035	122		122
Salomon Brothers Commercial Mortgage Trust, Series 2001-C1, Class A-3, 6.428% 2035	53,934		56,276
Chase Mortgage Finance Trust, Series 2003-S9, Class A-1, 5.00% 2018	43,178		42,049
Chase Mortgage Finance Trust, Series 2003-S4, Class II-A-1, 5.00% 2018	32,203		31,349
CHL Mortgage Pass-Through Trust, Series 2003-J1, Class 3-A-1, 5.00% 2018[2]	17,248		16,929
CHL Mortgage Pass-Through Trust, Series 2003-HYB3, Class 4-A-1, 3.487% 2033[4]	2,808		2,759
CHL Mortgage Pass-Through Trust, Series 2003-56, Class 6-A-1, 4.837% 2033[4]	11,067		10,906
CHL Mortgage Pass-Through Trust, Series 2005-HYB8, Class 4-A-1, 5.617% 2035[4]	26,782		25,891
CHL Mortgage Pass-Through Trust, Series 2006-HYB5, Class 3-A-1B, 5.928% 2036[4]	15,001		14,756
Tower Ventures, LLC, Series 2006-1, Class A1-FX, 5.361% 2036[2,3]	22,800		22,701
Tower Ventures, LLC, Series 2006-1, Class A-2, 5.45% 2036[2,3]	31,000		30,856
Tower Ventures, LLC, Series 2006-1, Class C, 5.707% 2036[3]	15,000		14,994
Structured Asset Securities Corp., Series 2004-15, Class 2-A-1, 4.75% 2019	63,103		60,980
Structured Asset Securities Corp., Series 2004-3, Class 3-A-1, 5.50% 2019	5,645		5,477
Structured Asset Securities Corp., Series 1998-RF2, Class A, 8.516% 2027[3,4]	1,164		1,162
Bear Stearns Asset-backed Securities I Trust, Series 2005-AC3, Class II-A-1, 5.25% 2020	41,917		41,662
Bear Stearns Asset-backed Securities I Trust, Series 2006-AC2, Class II-1A-1, 6.00% 2036	20,179		19,954
Bear Stearns Commercial Mortgage Securities Inc., Series 2002-PBW1, Class A-1, 3.97% 2035	8,747		8,652
Bear Stearns Commercial Mortgage Securities Inc., Series 2001-TOP2, Class A-2, 6.48% 2035	13,205		13,850
Bear Stearns Commercial Mortgage Securities Inc., Series 2005-PWR9, Class A-2, 4.735% 2042	38,000		37,755
Commercial Mortgage Trust, Series 2000-C1, Class E, 8.132% 2033	4,000		4,316
Commercial Mortgage Trust, Series 2003-LNB1, Class A-2, 4.084% 2038	39,825		38,318
Commercial Mortgage Trust, Series 2004-LNB2, Class A-3, 4.221% 2039	17,217		16,973
American Home Mortgage Assets Trust, Series 2007-3, Class II-2A-1, 6.25% 2037[4]	58,297		57,806
Bear Stearns ARM Trust, Series 2003-3, Class III-A-1, 5.12% 2033[4]	3,321		3,283
Bear Stearns ARM Trust, Series 2003-9, Class III-A-3, 4.339% 2034[4]	21,447		20,825
Bear Stearns ARM Trust, Series 2003-9, Class III-A-2, 4.964% 2034[4]	14,429		14,177
Bear Stearns ARM Trust, Series 2005-10, Class A-3, 4.65% 2035[2,4]	20,000		19,026
First Horizon Alternative Mortgage Securities Trust, Series 2005-FA8, Class I-A-14, 5.50% 2035	29,069		28,915
First Horizon Alternative Mortgage Securities Trust, Series 2005-FA11, Class I-A-5, 5.75% 2036	27,324		27,100
IndyMac IMSC Mortgage Loan Trust, Series 2007-F2, Class 2-A-1, 6.50% 2037	13,620		13,690
IndyMac IMSC Mortgage Loan Trust, Series 2007-F3, Class 3-A-1, 7.00% 2037	39,861		40,391
Chase Commercial Mortgage Securities Corp., Series 1998-2, Class A-2, 6.39% 2030	24,783		24,942
Chase Commercial Mortgage Securities Corp., Series 1998-1, Class A-2, 6.56% 2030	2,338		2,336
Chase Commercial Mortgage Securities Corp., Series 2000-1, Class A-2, 7.757% 2032	24,568		25,588
SBA CMBS Trust, Series 2005-1, Class A, 5.369% 2035[2,3]	16,250		16,410
SBA CMBS Trust, Series 2005-1, Class D, 6.219% 2035[2,3]	4,000		3,908
SBA CMBS Trust, Series 2006-1A, Class A, 5.314% 2036[3]	27,350		27,359
SBA CMBS Trust, Series 2006-1A, Class B, 5.451% 2036[2,3]	2,000		1,978
GSR Mortgage Loan Trust, Series 2004-6F, Class IVA-1, 5.00% 2019	32,780		31,911
GSR Mortgage Loan Trust, Series 2004-2F, Class XIIIA-1, 5.00% 2019	8,462		8,266
GSR Mortgage Loan Trust, Series 2004-15F, Class 5A-1, 5.50% 2020	8,485		8,381
Banc of America Alternative Loan Trust, Series 2005-2, Class 3-A-1, 5.00% 2020[2]	11,611		11,412
Banc of America Alternative Loan Trust, Series 2005-12, Class 5-A-1, 5.25% 2021	37,273		36,556
IndyMac INDX Mortgage Loan Trust, Series 2006-AR5, Class 2-A-1, 5.844% 2036[4]	13,659		13,393
IndyMac INDX Mortgage Loan Trust, Series 2006-AR11, Class 6-A-1, 5.883% 2036[2,4]	23,647		23,443
Lehman Mortgage Trust, Series 2005-1, Class 6-A1, 5.00% 2020[2]	5,836		5,743
Lehman Mortgage Trust, Series 2006-2, Class 4-A1, 5.00% 2036	14,667		14,327
Lehman Mortgage Trust, Series 2007-7, Class 6-A4, 7.00% 2037[2]	16,013		16,008
GE Capital Commercial Mortgage Corp., Series 2002-2, Class A-3, 5.349% 2036	10,000		10,121
GE Capital Commercial Mortgage Corp., Series 2002-3, Class A-1, 4.229% 2037	25,695		25,311
Bear Stearns Commercial Mortgage Securities Trust, Series 2005-PWR7, Class A-2, 4.945% 2041	31,940		31,657
GMAC Mortgage Loan Trust, Series 2006-AR1, Class 2-A-1, 5.642% 2036[4]	31,360		30,812
Bear Stearns ALT-A Trust, Series 2006-2, Class II-4-A-1, 5.93% 2036[4]	30,788		29,712
Washington Mutual Mortgage, WMALT Series 2005-AR1, Class A-1-A, 5.125% 2035[2,4]	10,617		10,090
Washington Mutual Mortgage, WMALT Series 2005-1, Class 5-A-1, 6.00% 2035	17,810		17,300
Citigroup-Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class A-5, 5.617% 2048	25,000		25,314
L.A. Arena Funding, LLC, Series 1, Class A, 7.656% 2026[3]	20,960		21,743
Citigroup Commercial Mortgage Trust, Series 2004-C2, Class A-4, 4.623% 2041	21,190		20,908
Morgan Stanley Dean Witter Capital I Trust, Series 2002-HQ, Class A-2, 6.09% 2034	969		970
Morgan Stanley Dean Witter Capital I Trust, Series 2000-PRIN, Class C, 7.741% 2034[4]	7,435		8,615
Morgan Stanley Dean Witter Capital I Trust, Series 2001-TOP5, Class A-3, 6.16% 2035	7,224		7,327
Morgan Stanley Dean Witter Capital I Trust, Series 2003-TOP9, Class A-1, 3.98% 2036	2,093		2,054
Morgan Stanley Capital I, Inc., Series 1999-FNV1, Class A-2, 6.53% 2031	9,024		9,105
Morgan Stanley Capital I, Inc., Series 2004-RR2, Class A-1, 4.39% 2033[2,3]	9,481		8,722
LB-UBS Commercial Mortgage Trust, Series 2000-C3, Class A-2, 7.95% 2025	3,691		3,900
LB-UBS Commercial Mortgage Trust, Series 2002-C1, Class A-4, 6.462% 2031	13,185		13,857
Citicorp Mortgage Securities, Inc., Series 2005-5, Class II-A-3, 5.00% 2020	17,936		17,466
Prudential Mortgage Capital Funding, LLC, Series ROCK 2001-C1, Class A-2, 6.605% 2034	15,555		16,386
First Union National Bank Commercial Mortgage Trust, Series 2000-C1, Class A-1, 7.739% 2032	416		417
First Union National Bank Commercial Mortgage Trust, Series 2002-C1, Class A-1, 5.585% 2034	5,863		5,929
First Union National Bank Commercial Mortgage Trust, Series 2002-C1, Class A-2, 6.141% 2034	8,810		9,249
Banc of America Funding Trust, Series 2004-3, Class 2-A-1, 4.75% 2019	13,926		13,438
J.P. Morgan Mortgage Trust, Series 2004-S1, Class 1-A-7, 5.00% 2019	12,750		12,455
Meristar Commercial Mortgage Trust, Series 1999-C1, Class A-1, 7.28% 2016[3]	2,629		2,686
Meristar Commercial Mortgage Trust, Series 1999-C1, Class B, 7.90% 2016[3]	7,750		8,105
Residential Asset Securitization Trust, Series 2005-A6CB, Class A-7, 6.00% 2035[2]	10,533		10,205
GS Mortgage Securities Corp. II, Series 1998-C1, Class D, 7.101% 2030[4]	10,000		10,119
Residential Funding Mortgage Securities I, Inc., Series 2004-S9, Class II-A-1, 4.75% 2019	8,932		8,724
Merrill Lynch Mortgage Trust, Series 2005-LC1, Class A-2, 5.202% 2044[4]	8,615		8,629
Adjustable Rate Mortgage Trust, Series 2006-1, Class 3-A-3, 5.913% 2036[4]	7,504		7,441
Residential Funding Corp., Series 2003-RM2, Class A-II, 5.00% 2018	7,591		7,389
MASTR Asset Securitization Trust, Series 2003-9, Class 1-A-1, 5.00% 2018	7,181		6,992
Merrill Lynch Mortgage Investors, Inc., Series 1999-C1, Class A-2, 7.56% 2031	5,821		6,013
Banc of America Mortgage Securities, Inc., Series 2003-G, Class 2-A-1, 4.088% 2033[4]	5,163		5,205
HarborView Mortgage Loan Trust, Series 2005-15, Class 2-A1A2, 5.749% 2045[4]	5,085		4,900
Hilton Hotel Pool Trust, Series 2000-HLTA, Class A-1, 7.055% 2015[3]	4,002		4,168
ABN AMRO Mortgage Corp., Series 2003-9, Class A-1, 4.50% 2018	3,862		3,693
DLJ Commercial Mortgage Corp., Series 1999-CG1, Class A-1B, 6.46% 2032	3,497		3,540
MASTR Alternative Loan Trust, Series 2005-3, Class 1-A-1, 5.50% 2035	3,579		3,412
Chase Manhattan Bank — First Union National Bank, Commercial Mortgage Trust, Series 1999-1, Class C, 7.625% 2031	3,000		3,134
Host Marriott Pool Trust, Series 1999-HMTA, Class A, 6.98% 2015[3]	2,556		2,610
Government National Mortgage Assn. 9.00% 2009	216		217
Government National Mortgage Assn. 10.00% 2020	371		430
Government National Mortgage Assn. 10.00% 2021	665		774
Bank of America, NA and First Union National Bank Commercial Mortgage Trust, Series 2001-3, Class A-1, 4.89% 2037	1,267		1,267
Morgan Stanley Capital I Trust, Series 2003-IQ5, Class C, 5.16% 2038[4]	1,200		1,192
			6,232,765

BONDS & NOTES OF U.S. GOVERNMENT & GOVERNMENT AGENCIES — 6.72%
U.S. Treasury 3.625% 2008[2,7]	25,864		25,935
U.S. Treasury 4.75% 2008	20,000		20,228
U.S. Treasury 5.625% 2008	250,000		252,013
U.S. Treasury 3.625% 2009	20,000		20,155
U.S. Treasury 3.875% 2009[2,7]	764,346		787,302
U.S. Treasury 4.50% 2009	100,000		101,789
U.S. Treasury 0.875% 2010[2,7]	22,056		21,993
U.S. Treasury 3.50% 2011[2,7]	30,010		32,288
U.S. Treasury 4.625% 2011	248,000		260,090
U.S. Treasury 5.00% 2011	25,000		26,404
U.S. Treasury 2.00% 2012[2,7]	41,183		42,710
U.S. Treasury 3.00% 2012[2,7]	59,841		64,865
U.S. Treasury 3.375% 2012[2,7]	70,596		77,052
U.S. Treasury 3.625% 2013	10,000		10,065
U.S. Treasury 4.25% 2013	644,835		668,107
U.S. Treasury 9.25% 2016	55,000		75,097
U.S. Treasury 4.625% 2017	32,000		33,447
U.S. Treasury 8.875% 2017	72,500		99,738
U.S. Treasury 7.875% 2021	104,000		139,863
U.S. Treasury 6.25% 2023	88,500		105,951
U.S. Treasury 2.375% 2025[2,7]	55,418		58,260
U.S. Treasury 6.875% 2025	167,000		214,725
U.S. Treasury 6.00% 2026	42,000		49,705
U.S. Treasury 5.25% 2029	21,000		23,113
Federal Home Loan Bank 5.125% 2013	115,000		121,036
Federal Home Loan Bank 5.625% 2016	144,800		152,739
Fannie Mae 6.00% 2011	83,000		88,845
Fannie Mae 5.25% 2012	100,000		104,181
Fannie Mae 6.25% 2029	31,625		37,118
Fannie Mae 7.25% 2030	4,000		5,261
Freddie Mac 4.875% 2008	14,575		14,632
Freddie Mac 5.25% 2011	160,000		167,518
Federal Agricultural Mortgage Corp. 4.25% 2008	64,500		64,479
Federal Agricultural Mortgage Corp. 4.875% 2011[3]	68,500		70,565
Federal Agricultural Mortgage Corp. 5.50% 2011[3]	7,000		7,352
CoBank ACB 5.591% 2022[2,3,4]	18,500		16,696
United States Government-Guaranteed Certificates of Participation, Overseas Private Investment Corp.,
Series 2000-044-A, 3.74% 2015[6]	7,746		7,735
			4,069,052

ASSET-BACKED OBLIGATIONS[6]— 1.96%
Drive Auto Receivables Trust, Series 2005-1, Class A-4, MBIA insured, 4.01% 2012	19,367		19,288
Drive Auto Receivables Trust, Series 2005-2, Class A-3, MBIA insured, 4.26% 2012[3]	18,580		18,528
Drive Auto Receivables Trust, Series 2005-3, Class A-4, FSA insured, 5.09% 2013[3]	47,500		47,292
Drive Auto Receivables Trust, Series 2006-2, Class A-3, MBIA insured, 5.33% 2014[3]	18,750		18,448
AmeriCredit Automobile Receivables Trust, Series 2006-B-G, Class A-4, FGIC insured, 5.21% 2013	20,880		20,893
AmeriCredit Automobile Receivables Trust, Series 2006-A-F, Class A-4, FSA insured, 5.64% 2013	20,000		20,156
AmeriCredit Automobile Receivables Trust, Series 2007-C-M, Class A-4-A, MBIA insured, 5.55% 2014[2]	14,225		13,689
AmeriCredit Automobile Receivables Trust, Series 2007-D-F, Class A-4-A, FSA insured, 5.56% 2014	15,000		15,102
ARG Funding Corp., Series 2005-1, Class A-1, MBIA insured, 4.02% 2009[3]	15,600		15,581
ARG Funding Corp., Series 2005-1, Class A-3, MBIA insured, 4.29% 2011[2,3]	8,000		7,520
ARG Funding Corp., Series 2005-2, Class A-4, AMBAC insured, 4.84% 2011[2,3]	49,500		46,406
World Omni Auto Receivables Trust, Series 2006-B, Class A-4, 5.12% 2012	62,000		61,903
New Century Home Equity Loan Trust, Series 2004-A, Class A-II-5, FGIC insured, 5.25% 2034	10,000		9,741
New Century Home Equity Loan Trust, Series 2004-A, Class A-II-6, FGIC insured, 5.541% 2034[4]	34,977		33,632
New Century Home Equity Loan Trust, Series 2006-2, Class A-2-b, 5.025% 2036[4]	19,000		17,758
CPS Auto Receivables Trust, Series 2003-D, Class A-2, FSA insured, 3.56% 2010[2,3]	2,966		2,933
CPS Auto Receivables Trust, Series 2004-B, Class A-2, XLCA insured, 3.56% 2011[3]	3,691		3,661
CPS Auto Receivables Trust, Series 2005-D, Class A-2, FSA insured, 5.06% 2012[3]	18,000		18,093
CPS Auto Receivables Trust, Series 2006-A, Class 1-A-4, FSA insured, 5.33% 2012[3]	9,000		9,095
CPS Auto Receivables Trust, Series 2007-A, Class A-4, MBIA insured, 5.05% 2013[3]	9,000		8,594
CPS Auto Receivables Trust, Series 2007-TFC, Class A-2, XLCA insured, 5.25% 2013[3]	17,000		16,957
GMAC Mortgage Loan Trust, Series 2006-HE3, Class A-5, FGIC insured, 5.809% 2036[2,4]	13,000		9,750
GMAC Mortgage Loan Trust, Series 2007-HE2, Class A-2, FGIC insured, 6.054% 2037[2,4]	10,000		9,127
GMAC Mortgage Loan Trust, Series 2007-HE2, Class A-3, FGIC insured, 6.193% 2037[2,4]	24,000		21,446
Washington Mutual Master Note Trust, Series 2007-A4A, Class A-4, 5.20% 2014[2,3]	25,000		24,985
Washington Mutual Master Note Trust, Series 2006-A2A, Class A, 5.078% 2015[3,4]	15,000		14,644
Rental Car Finance Corp., Series 2005-1, Class A-2, XLCA insured, 4.59% 2011[3]	36,230		36,149
UPFC Auto Receivables Trust, Series 2007-B, Class A-3, AMBAC insured, 6.15% 2014[2]	36,750		36,096
Residential Funding Mortgage Securities II, Inc., Series 2007-HSA2, Class A-1F, MBIA insured, 8.47% 2037[4]	33,118		32,983
Susquehanna Auto Lease Trust, Series 2007-1, Class A-3, 5.25% 2010[3]	31,050		31,335
Long Beach Acceptance Auto Receivables Trust, Series 2004-A, Class A-2, FSA insured, 2.841% 2010[4]	3,698		3,640
Long Beach Acceptance Auto Receivables Trust, Series 2004-C, Class A-4, FSA insured, 3.777% 2011	12,266		12,080
Long Beach Acceptance Auto Receivables Trust, Series 2005-B, Class A-4, FSA insured, 4.522% 2012	14,000		13,970
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2005-1, Class A-5, MBIA insured, 5.08% 2011[2,3]	29,550		28,146
Triad Automobile Receivables Trust, Series 2006-C, Class A-3, AMBAC insured, 5.26% 2011	25,750		25,750
Capital Auto Receivables Asset Trust, Series 2004-2, Class A-4, 3.75% 2009	25,500		25,321
Securitized Asset-backed Receivables LLC Trust, Series 2006-HE2, Class A-2C, 5.015% 2036[4]	20,000		16,262
Securitized Asset-backed Receivables LLC Trust, Series 2006-NC3, Class A-2B, 5.015% 2036[4]	10,000		8,444
Residential Asset Securities Corp. Trust, Series 2001-KS3, Class A-I-6, 5.96% 2031	6,944		6,927
Residential Asset Securities Corp. Trust, Series 2004-KS9, Class A-I-4, FGIC insured, 4.61% 2032	10,000		9,720
Residential Asset Securities Corp. Trust, Series 2003-KS8, Class A-I-6, 4.83% 2033[2]	7,689		7,028
Residential Asset Securities Corp. Trust, Series 2003-KS6, Class A-2, 5.465% 2033[2,4]	191		173
PG&E Energy Recovery Funding LLC, Series 2005-1, Class A-2, 3.87% 2011	7,364		7,316
PG&E Energy Recovery Funding LLC, Series 2005-2, Class A-3, 5.12% 2014	16,076		16,244
USAA Auto Owner Trust, Series 2007-1, Class A-4, 5.55% 2013[2]	24,000		22,613
Ameriquest Mortgage Securities Inc., Series 2004-R4, Class M-1, 5.415% 2034[2,4]	25,786		21,918
Honda Auto Receivables Owner Trust, Series 2005-4, Class A-4, 4.60% 2010	20,000		19,964
American Express Credit Account Master Trust, Series 2005-5, Class A, 5.068% 2013[4]	19,500		19,378
CarMax Auto Owner Trust, Series 2007-2, Class A-3, 5.23% 2011	19,125		19,074
Prestige Auto Receivables Trust, Series 2007-1, Class A-3, FSA insured, 5.58% 2014[3]	17,000		17,242
West Penn Funding LLC, Transition Bonds, Series 2005-A, Class A-1, 4.46% 2010[3]	16,570		16,599
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB1, Class AF-2, 5.721% 2037[4]	18,000		16,579
Drivetime Auto Owner Trust, Series 2005-C, Class A-3, MBIA insured, 5.006% 2011[3,4]	15,078		15,057
RAMP Trust, Series 2003-RZ4, Class A-7, 4.79% 2033[2,4]	7,675		6,997
RAMP Trust, Series 2003-RS11, Class A-I-7, 4.828% 2033[2]	8,738		7,908
Santander Drive Auto Receivables Trust, Series 2007-1, Class A-4, FGIC insured, 5.078% 2014[4]	15,000		14,621
Bear Stearns Asset-backed Securities I Trust, Series 2005-CL1, Class A-1, 5.365% 2034[4]	16,014		14,400
Advanta Business Card Master Trust, Series 2005-A3, Class A, 4.70% 2011	14,250		14,265
Chase Credit Card Owner Trust, Series 2003-4, Class B, 5.678% 2016[4]	14,000		13,888
Cendant Timeshare Receivables Funding, LLC, Series 2005-1, Class A-1, FGIC insured, 4.67% 2017[3]	13,451		13,216
GE SeaCo Finance SRL, Series 2004-1, Class A, AMBAC insured, 5.328% 2019[2,3,4]	13,712		13,095
MBNA Credit Card Master Note Trust, Series 2002-1, Class C, 6.80% 2014	12,500		12,698
CWHEQ Revolving Home Equity Loan Trust, Series 2007-C, Class A, 5.178% 2037[2,4]	14,280		12,411
Morgan Stanley ABS Capital I Inc., Series 2004-NC3, Class M-1, 5.395% 2034[2,4]	14,117		11,825
Option One Mortgage Loan Trust, Series 2006-3, Class II-A-2, 4.965% 2037[4]	10,000		9,360
CWHEQ Home Equity Loan Trust, Series 2006-S4, Class A-6, AMBAC insured, 5.834% 2034[2,4]	10,000		8,517
First Investors Auto Owner Trust, Series 2005-A, Class A-2, MBIA insured, 4.23% 2012[3]	7,491		7,430
Home Equity Asset Trust, Series 2004-2, Class M-1, 5.395% 2034[2,4]	7,984		6,707
World Financial Network Credit Card Master Note Trust, Series 2004-A, Class B, 5.528% 2013[2,4]	7,000		6,594
WFS Financial Owner Trust, Series 2004-1, Class C, 2.49% 2011	272		272
WFS Financial Owner Trust, Series 2004-1, Class A-4, 2.81% 2011	4,406		4,401
CWABS, Inc., Series 2004-BC1, Class M-1, 5.365% 2034[2,4]	5,581		4,660
GSAA Home Equity Trust, Series 2006-7, Class AF-5A, 6.205% 2046[2,4]	5,125		4,596
Impac CMB Grantor Trust, Series 2004-6, Class 1-A-1, 5.265% 2034[4]	1,941		1,877
Impac CMB Grantor Trust, Series 2004-6, Class M-2, 5.465% 2034[2,4]	1,834		1,385
MASTR Asset-backed Securities Trust, Series 2006-AB1, Class A-4, 5.719% 2036[4]	3,000		2,717
Home Equity Mortgage Trust, Series 2006-3, Class A-1, 5.594% 2036[2,4]	3,728		2,423
Vanderbilt Acquisition Loan Trust, Series 2002-1, Class A-3, 5.70% 2023[2]	2,018		1,906
			1,189,399

MUNICIPALS — 0.04%
State of South Dakota, Educational Enhancement Funding Corp., Tobacco Settlement Asset-backed Bonds,
Series 2002-A, Class A, 6.72% 2025	18,366		17,044
State of New York, Sales Tax Asset Receivable Corp., Taxable Revenue Bonds, Series 2005-B, FGIC insured, 4.06% 2010	5,000		4,950
State of Louisiana, Tobacco Settlement Financing Corp., Tobacco Settlement Asset-backed Bonds,
Series 2001-A, Class A, 6.36% 2025	3,464		3,354
			25,348

Total bonds & notes (cost: $17,890,745,000)			17,788,228

Short-term securities — 6.43%

Federal Home Loan Bank 4.24%–4.63% due 1/2–5/7/2008[8]	739,200		733,937
Freddie Mac 4.16%–4.24% due 3/3–5/12/2008	597,025		590,296
Procter & Gamble International Funding S.C.A. 4.20%–4.76% due 1/3–3/4/2008[3]	364,523		363,175
U.S. Treasury Bills 3.125%–4.168% due 4/3–6/19/2008	261,300		258,279
Hewlett-Packard Co. 4.245%–4.265% due 1/7–1/18/2008[3]	232,800		232,437
Variable Funding Capital Corp. 4.65%–5.50% due 1/7–1/28/2008[3]	225,200		224,502
General Electric Co. 4.48% due 3/17/2008	100,000		99,001
General Electric Capital Services, Inc. 4.61%–4.63% due 3/10–4/8/2008	100,000		98,895
General Electric Capital Corp. 4.15% due 1/2/2008	10,000		9,998
JPMorgan Chase & Co. 4.95% due 2/15–3/24/2008	146,300		144,900
Jupiter Securitization Co., LLC 4.65% due 3/20/2008[3]	27,500		27,174
International Lease Finance Corp. 4.31%–4.75% due 1/3–2/14/2008	161,100		160,399
Fannie Mae 4.19%–4.27% due 2/25–4/30/2008	106,328		105,593
Medtronic Inc. 4.22%–4.52% due 1/22–1/23/2008[3]	101,800		101,481
Coca-Cola Co. 4.20%–4.50% due 2/4–3/5/2008[3]	87,000		86,374
Bank of America Corp. 4.655%–4.695% due 2/26–3/14/2008	84,600		83,858
Wells Fargo & Co. 4.30% due 1/17/2008	70,000		69,858
United Parcel Service Inc. 4.40% due 3/31/2008[3]	69,700		68,864
Federal Farm Credit Banks 4.56% due 2/7/2008	59,000		58,745
Honeywell International Inc. 4.47% due 1/10–1/15/2008[3]	58,200		58,091
IBM Capital Inc. 4.22% due 1/29/2008[3]	55,000		54,813
Wal-Mart Stores Inc. 4.73% due 1/29/2008[3]	50,000		49,795
HSBC Finance Corp. 4.65% due 1/30/2008	50,000		49,786
Johnson & Johnson 4.20% due 1/10/2008[3]	38,500		38,455
John Deere Capital Corp. 4.55% due 1/31/2008[3]	30,000		29,868
Private Export Funding Corp. 4.75% due 1/28/2008[3]	25,000		24,902
FCAR Owner Trust I 6.05% due 1/11/2008	23,500		23,456
Becton, Dickinson and Co. 4.22% due 1/16/2008	20,000		19,962
Paccar Financial Corp. 4.60% due 1/24/2008	18,400		18,340
Caterpillar Financial Services Corp. 4.20% due 2/19/2008	7,900		7,854

Total short-term securities (cost: $3,892,202,000)			3,893,088

Total investment securities (cost: $52,659,385,000)			60,470,880
Other assets less liabilities			118,082

Net assets			$60,588,962

*Amount less than one thousand.

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities was $4,076,421,000.
[3]
Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the United States in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $3,874,396,000, which represented 6.39% of the net assets of the fund.

[4]	Coupon rate may change periodically.
[5]
Purchased in a transaction exempt from registration under the Securities Act of 1933. This security (acquired 1/11/2007 at a cost of $23,500,000) may be subject to legal or contractual restrictions on resale.

[6]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[7]	Index-linked bond whose principal amount moves with a government retail price index.
[8]	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

ADR = American Depositary Receipts

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so you may lose money.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in each fund’s prospectus, which can be obtained from your financial professional and should be read carefully before investing.

MFGEFP-911-0208O-S10884

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO
To the Shareholders and Board of Directors of
American Balanced Fund, Inc.:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of American Balanced Fund, Inc., (the “Fund”) as of December 31, 2007, and for the year then ended and have issued our report thereon dated February 14, 2008, which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR.  Our audit also included the Fund’s investment portfolio (the “Schedule”) as of December 31, 2007, appearing in Item 6 of this Form N-CSR.  This Schedule is the responsibility of the Fund’s management.  Our responsibility is to express an opinion based on our audit.  In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

DELOITTE & TOUCHE LLP

Costa Mesa, California
February 14, 2008

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a nominating committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating committee.

ITEM 11 – Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN BALANCED FUND, INC.

By /s/ Robert G. O'Donnell
Robert G. O'Donnell, Vice Chairman and Principal Executive Officer

Date: March 7, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Robert G. O'Donnell
Robert G. O'Donnell, Vice Chairman and Principal Executive Officer

Date: March 7, 2008

By /s/ Jennifer M. Buchheim
Jennifer M. Buchheim, Treasurer and Principal Financial Officer

Date: March 7, 2008